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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TELEPHONE AND DATA SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street, 40th Floor Chicago, Illinois 60602 312/630-1900
March 14, 2005

Dear Fellow Shareholders:

        You are cordially invited to attend a Special Meeting of Shareholders of Telephone and Data Systems, Inc. ("TDS") to be held on Monday, April 11, 2005, at 10:00 a.m. Chicago time, in the Chicago Room at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois (the "Special Meeting"). The formal notice of the meeting and a proxy statement are enclosed.

        At the Special Meeting, you are being asked to vote on a proposal to approve an amendment (the "Amendment") to the Restated Certificate of Incorporation of TDS to increase the authorized number of Special Common Shares from 20,000,000 to 165,000,000 (the "Special Common Share Proposal"), and to vote on certain related proposals. Citigroup Global Markets Inc. is acting as financial advisor to TDS in connection with the Special Common Share Proposal. The TDS Board of Directors has studied the Special Common Share Proposal, has consulted with its financial and legal advisors, and has carefully weighed potential advantages against potential disadvantages, and has concluded that the positive aspects of the Special Common Share Proposal outweigh potential adverse aspects.

        The TDS Board of Directors has unanimously approved the Special Common Share Proposal, believes that the adoption of the Special Common Share Proposal and related proposals are in the best interests of TDS and its shareholders and unanimously recommends that you vote "FOR" the Special Common Share Proposal and the related proposals.

        The Voting Trust which controls TDS (the "TDS Voting Trust") has the voting power to cause the Special Common Share Proposal and related proposals to be approved and the trustees of the TDS Voting Trust have advised TDS that they intend to vote FOR the Special Common Share Proposal and FOR each of the other proposals.

        The TDS Board of Directors has approved a distribution of one Special Common Share in the form of a stock dividend with respect to each outstanding Common Share and Series A Common Share of TDS (the "Distribution"), subject to the approval of the Special Common Share Proposal by shareholders, the effectiveness of the Amendment, and certain other conditions. Subject to the satisfaction of such conditions, the Distribution is expected to take place on May 13, 2005 to shareholders of record on April 29, 2005. The Distribution is intended to be tax-free for U.S. federal income tax purposes to TDS shareholders.

        TDS is filing an application to list the Special Common Shares on the American Stock Exchange under a listing symbol to be determined. The Common Shares of TDS will continue to be listed on the American Stock Exchange under the symbol "TDS."

        Subject to the approval of the Special Common Share Proposal, the completion of the Distribution and certain other conditions, TDS may possibly take action at some time in the future to offer and issue Special Common Shares in exchange for all of the Common Shares of United States Cellular Corporation ("U.S. Cellular") which are not owned by TDS. TDS currently owns approximately 82% of the shares of common stock of U.S. Cellular. There is no assurance that any such transaction or similar transaction will occur.

        The description of a possible U.S. Cellular transaction is neither an offer to purchase nor a solicitation of an offer to sell any securities. Should TDS at some future time decide to take action relating to a possible U.S. Cellular transaction, TDS will file appropriate documents with the Securities and Exchange Commission with respect thereto. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THOSE DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any such documents will be available at no charge at the Securities and Exchange Commission's web site at www.sec.gov and TDS's web site at www.teldta.com

Very truly yours,

Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

TELEPHONE AND DATA SYSTEMS, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held April 11, 2005

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC

        A Special Meeting of Shareholders of Telephone and Data Systems, Inc., a Delaware corporation ("TDS"), will be held in the Chicago Room at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois, on Monday, April 11, 2005, at 10:00 a.m. Chicago time (the "Special Meeting"), for the following purposes:

  1.
  To consider and approve an amendment (the "Amendment") to the Restated Certificate of Incorporation of TDS to increase the authorized number of Special Common Shares from 20,000,000 to 165,000,000, as more fully described in the accompanying Proxy Statement.

  2.
  To consider and approve an amended and restated 2004 Long-Term Incentive Plan as a result of Proposal 1, as more fully described in the accompanying proxy statement.

  3.
  To consider and approve an amended and restated 2003 Employee Stock Purchase Plan as a result of Proposal 1, as more fully described in the accompanying proxy statement.

  4.
  To consider and approve an amended Non-Employee Director Compensation Plan as a result of Proposal 1, as more fully described in the accompanying proxy statement.

  5.
  To transact such other business as may properly come before the Special Meeting or any and all adjournments or postponements thereof.

        The TDS Board of Directors recommends a vote "FOR" each of the proposals.

        This Notice of Special Meeting and proxy statement is first being mailed to shareholders on or about March 14, 2005 to holders of record on February 28, 2005.

        The TDS Board of Directors would like to have all shareholders represented at the Special Meeting. Whether or not you intend to be present at the meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois 60602 or vote on the Internet in accordance with the instructions set forth on the proxy card. If you hold more than one class of TDS shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote on the Internet or return the enclosed proxy cards as follows:

  •
  a white proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a green proxy card for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; and

  •
  a tan proxy card for Preferred Shares.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the Special Meeting (by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the Special Meeting).

By order of the Board of Directors,

Kevin C. Gallagher Secretary

TELEPHONE AND DATA SYSTEMS, INC.

PROXY STATEMENT

TELEPHONE AND DATA SYSTEMS, INC.

PROXY STATEMENT

QUESTIONS AND ANSWERS

Why am I receiving this proxy statement?

        The Board of Directors of TDS (the "TDS Board") is distributing this proxy statement to shareholders of TDS in connection with a proposal to approve an amendment (the "Amendment") to the Restated Certificate of Incorporation of TDS, as amended (the "Restated Certificate"), to increase the authorized number of Special Common Shares from 20,000,000 to 165,000,000 (the "Special Common Share Proposal").

        The TDS Board is seeking your proxy to vote in favor of the Special Common Share Proposal at a Special Meeting of shareholders. At the Special Meeting, you are also being asked to vote on three related proposals to amend certain existing stock plans as a result of the Special Common Share Proposal.

What does the TDS Board recommend?

        The TDS Board has unanimously approved each proposal, believes that the adoption of each proposal is in the best interests of TDS and its shareholders and unanimously recommends that you vote "FOR" the Special Common Share Proposal and the related proposals.

What are the Special Common Shares?

        Special Common Shares represent shares of common stock of TDS which are substantially identical in rights, powers and limitations to the Common Shares, except that (unless required by law) the Special Common Shares do not vote in matters other than the election of certain directors.

What will happen if the Special Common Share Proposal is approved?

        If the Special Common Share Proposal is approved, you will receive a stock dividend of one Special Common Share for each whole Common Share or Series A Common Share that you own. The following illustration assumes that you own 100 Common Shares of TDS.

  •
  If the Special Common Share Proposal is approved, you would receive a stock dividend of 100 Special Common Shares.

  •
  The Special Common Shares and the Common Shares of TDS would be traded on the American Stock Exchange.

  •
  The 100 Common Shares of TDS would continue to have 100 votes and the 100 Special Common Shares would have 100 votes in the election of 25% of the directors plus one additional director.

  •
  The 100 Common Shares of TDS would continue to have 100 votes on all other matters (other than the directors elected by holders of Series A Common Shares and Preferred Shares).

  •
  The 100 Special Common Shares would not vote on other matters, except as required by law.

  •
  Subject to declaration by the TDS Board, you would continue to receive an aggregate quarterly cash dividend of approximately $17.50 with respect to the combination of such 100 Common Shares and 100 Special Common Shares, which is the amount of the quarterly dividend a holder of 100 Common Shares currently receives based on the current dividend rate. In order to continue the same aggregate dividend on a post-distribution basis, the quarterly dividend rate per Common Share and Special Common

  Share would be adjusted to $0.0875 per share, which is one-half of the current quarterly dividend rate of $0.175 per Common Share. See "Dividend Policy" for the TDS Board's policy with respect to dividends and certain risks related to the payment of dividends.

What do I need to do now?

        Simply mail in your signed proxy card in the enclosed return envelope so that your shares may be represented at the Special Meeting.

What do I need to do to receive my certificates for the Special Common Shares?

        You do not need to do anything to receive your certificates for the Special Common Shares. Following approval of the Special Common Share Proposal and the effectiveness of the Distribution, certificates representing Special Common Shares will be mailed to all holders of record of Common Shares and Series A Common Shares following the Distribution.

        If you hold your shares in "street name" through a bank, broker or dealer, you will need to contact your bank, broker or dealer to determine how you will receive notice and custody of the Special Common Shares.

Should I send in my stock certificates?

        No. You should not send in your existing stock certificates representing shares of TDS. Shareholders should retain all certificates which represent shares of TDS since such certificates will continue to represent Common Shares, Series A Common Shares or Preferred Shares, as the case may be, of TDS following the Amendment and the Distribution.

When will all of this take place?

        Subject to approval of the Special Common Share Proposal, the effectiveness of the Amendment and certain other conditions, the Distribution is expected to be made on May 13, 2005 to shareholders of record on April 29, 2005.

What are the tax consequences to me?

        The Distribution is intended to be tax-free for U.S. federal income tax purposes to shareholders. See "Proposal 1—Special Common Share Proposal—Certain Federal Income Tax Considerations—The Distribution."

Will the Common Shares and the Special Common Share be listed on a securities exchange?

        The Common Shares of TDS will continue to be listed on the American Stock Exchange under the symbol "TDS." TDS is filing an application to list the Special Common Shares on the American Stock Exchange.

How will the Common Shares and Special Common Shares trade on the American Stock Exchange?

        As stated above, the record date for the Distribution is expected to be April 29, 2005 and the effective date of the Distribution (the date on which the transfer agent will mail and record stock certificates for the Special Common Shares), is expected to be May 13, 2005.

        Unless otherwise specified, securities sold on the American Stock Exchange are to be delivered to the buyer by the seller and payment made to the seller by the buyer for the full price of the securities on the third business day after the transaction. This is referred to "regular way" trading. TDS understands that the TDS Common Shares will continue to trade "regular way" under the symbol "TDS" on a "pre-Distribution" basis through the effective date of the Distribution on May 13, 2005. This means that persons that sell Common Shares any time between the record date of April 29, 2005 through the end of trading on the effective date of May 13, 2005 will receive the full, pre-Distribution price of the Common Shares they sell. As a result, they will also transfer their rights to receive any Special Common Shares they are entitled to receive to the buyers of the Common Shares.

        The American Stock Exchange recognizes that shareholders might alternatively want to sell only the Special Common Shares while retaining the Common Shares during this period, and this will be accomplished by creating a "when issued" market for the Special Common Shares. This "when issued" trading is expected to be reported under a ticker symbol to be assigned to the Special Common Shares, with a ".WI" appended. "When issued" trading is expected to commence two trading days prior to the record date of April 29, 2005 and cease at the close of trading on the effective date of the distribution on May 13, 2005. The prices of the Special Common Shares in the "when issued" market are expected to reflect the anticipated post-Distribution trading price of the Special Common Shares.

        The TDS Common Shares are expected to trade "ex-Distribution, regular way" meaning they will trade at a reduced, ex-Distribution price, and without transferring any right to receive Special Common Shares, beginning on the first trading day after the effective date of the Distribution of May 13, 2005, or on May 16, 2005. It is also expected that the Special Common Shares will begin trading "regular way" on such date.

        The foregoing information is based on TDS's information and belief. Shareholders should consult with their brokers for information on trading their Common Shares or Special Common Shares.

What are the reasons for the Special Common Share Proposal and related transactions?

        The TDS Board desires to have Special Common Shares available for corporate purposes. In particular, subject to the approval of the Special Common Share Proposal and certain other conditions, TDS may possibly take action at some time in the future to offer and issue Special Common Shares in exchange for all of the Common Shares of United States Cellular Corporation ("U.S. Cellular") which are not owned by TDS (a "Possible U.S. Cellular Transaction"). TDS currently owns approximately 82% of the shares of common stock of U.S. Cellular. A Possible U.S. Cellular Transaction would cause U.S. Cellular to become a wholly-owned subsidiary of TDS.

        The TDS Board desires to retain cash for the business needs of TDS and does not believe it would be in the best interests of TDS to use cash in ways that would impair TDS's financial flexibility or credit rating.

        In light of the foregoing, the TDS Board is proposing to authorize additional Special Common Shares. The trustees of the TDS Voting Trust have advised TDS that they would not support the issuance of Common Shares for a Possible U.S. Cellular Transaction because such issuance would dilute the voting power of the TDS Voting Trust.

        In order to establish a market and trading price for the Special Common Shares prior to using the Special Common Shares for a Possible U.S. Cellular Transaction and for other corporate purposes, the TDS Board has approved a distribution of one Special Common Share in the form of a stock dividend with respect to each outstanding Common Share and Series A Common Share of TDS, subject to approval of the Special Common Share Proposal by shareholders, the effectiveness of the Amendment and certain other conditions.

What are the potential advantages of the Special Common Share Proposal and related transactions?

        The TDS Board believes that the Special Common Share Proposal and Distribution would enable TDS to benefit in a variety of ways, some of which are described below.

          Possible U.S. Cellular Transaction.    The Special Common Share Proposal would permit TDS to effect a Possible U.S. Cellular Transaction in a way that would not reduce TDS's cash or credit rating, in a way that could be tax-free to U.S. Cellular shareholders and in a way that would be supported by the TDS Voting Trust because it would not dilute the voting power of the TDS Voting Trust.

          Employee Compensation Plans.    The ability to issue Special Common Shares would increase TDS's flexibility in structuring compensation plans in a way that would be supported by a majority vote of the shareholders of TDS. This is important since equity compensation plans must be approved by shareholders.

          Financing Flexibility.    The Special Common Share Proposal would provide TDS with greater flexibility if the TDS Board determined that it would be advisable to issue equity for other corporate purposes, including raising capital or making acquisitions. However, TDS has no current plans to issue Special Common Shares for any such purposes except as described herein.

          Support of TDS Voting Trust.    The TDS Board also recognized that the Special Common Share Proposal could not be approved without the support of the trustees of the TDS Voting Trust, which controls over 90% of the Series A Common Shares and a majority of the voting power of TDS, and that the trustees of the TDS Voting Trust advised TDS that they would support such proposal.

        For additional reasons for the Special Common Share Proposal, see "Proposal 1—Special Common Share Proposal—Background and Reasons for the Special Common Share Proposal and Related Transactions; Recommendation of the TDS Board—Potential Advantages."

Are there any potential disadvantages of which I should be aware?

        When evaluating the Special Common Share Proposal, shareholders should be aware of certain potential disadvantages, including the following:

          No Assurances as to Market Price.    Because there has been no prior market for the Special Common Shares, there can be no assurance as to the market price of such shares following issuance thereof and there is no assurance as to the impact of the Distribution on the market price of the Common Shares.

          Complexity.    Implementation of the Special Common Share Proposal will, to an extent, make the capital structure of TDS more complex. However, TDS may possibly make an offer to acquire the publicly-held shares of U.S. Cellular using Special Common Shares. TDS believes that the capital structure of TDS will be simplified if a Possible U.S. Cellular Transaction is completed.

          Control by Voting Trust.    Following approval of the Special Common Share Proposal and the effectiveness of the Distribution, the TDS Voting Trust will continue to have a majority of the voting power of TDS with respect to all matters other than the election of directors, and will continue to be able to elect eight of the twelve directors. Implementation of the Special Common Share Proposal will continue the ability of the TDS Voting Trust to exercise control over a majority of TDS's voting power since it will permit TDS to issue Special Common Shares which will generally have no vote on any matters other than the election of four directors (based on a board of twelve directors) together with the Common Shares. Consequently, the Special Common Share Proposal may facilitate the ability of the TDS Voting Trust to continue to elect a majority of the TDS Board and to retain control of TDS. In addition, the Distribution of Special Common Shares to the TDS Voting Trust would permit the beneficiaries of the TDS Voting Trust to sell their Special Common Shares, which would allow the TDS Voting Trust to reduce its economic ownership in TDS without reducing its voting control. The trustees of the TDS Voting Trust have advised TDS, however, that they intend to seek to amend the terms of the TDS Voting Trust to provide that the Special Common Shares would be retained by the TDS Voting Trust pursuant to its terms, as amended.

        See "Proposal 1—Special Common Share Proposal—Background and Reasons for the Special Common Share Proposal and Related Transactions; Recommendation of the TDS Board—Consideration of Potential Disadvantages."

How will shares of common stock vote after the Distribution?

        After the Distribution, holders of Special Common Shares (with one vote per share) will vote together with holders of Common Shares (with one vote per share) in the election of 25% of the directors (rounded up) plus one director (or four of the twelve present directors). The holders of Series A Common Shares and Preferred Shares, voting as a group, will elect the remaining directors (eight out of twelve directors) who are not elected by the holders of Special Common Shares and Common Shares. Since the Distribution will be made to all holders of Common Shares and Series A Common Shares, holders of Series A Common Shares who retain Special Common Shares received in the Distribution will, as holders of Special Common Shares, be entitled to vote in the election of the four directors that are elected by the holders of Special Common Shares and Common Shares. Based on shares outstanding at December 31, 2004, the TDS Voting Trust would have 5.6% of the voting power in the election of such four directors as a result of the receipt of Special Common Shares in the Distribution.

        Other than as required by law, holders of Special Common Shares will not have any right to vote on any matters except in the election of certain directors, as described above. Accordingly, actions submitted to a vote of shareholders other than the election of directors will generally be voted on only by holders of Common Shares, Series A Common Shares and Preferred Shares.

        See "Proposal 1—Special Common Share Proposal—Description of Special Common Shares—Voting Rights."

When and where will the Special Meeting be held?

        The Special Meeting will be held on Monday, April 11, 2005, at 10:00 a.m. Chicago time, in the Chicago Room at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois.

What is the record date for the meeting?

        The close of business on February 28, 2005 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

What shares of stock entitle holders to vote at the meeting?

        TDS has the following classes of stock outstanding, each of which entitles holders to vote at the meeting:

  •
  Common Shares;

  •
  Series A Common Shares; and

  •
  Preferred Shares.

        The Common Shares are listed on the American Stock Exchange under the symbol "TDS."

        No public market exists for the Series A Common Shares, but the Series A Common Shares are convertible on a share-for-share basis into Common Shares.

        The outstanding Common Shares, Series A Common Shares and Preferred Shares, will vote together as a single group on the approval of the Special Common Share Proposal and the related proposals.

What is the voting power of the outstanding shares on the record date?

        The following shows certain information relating to the outstanding shares and voting power of such shares as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power	Percent
Series A Common Shares	6,425,099	10	64,250,990	55.7%
Common Shares	51,077,908	1	51,077,908	44.3%
Preferred Shares	38,645	1	38,645	* %

			115,367,543	100.0%

*
Less than .1%

How may shareholders vote with respect to the Special Common Share Proposal in Proposal 1?

        Shareholders may, with respect to the proposal to approve the Special Common Share Proposal:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on the proposal.

        The TDS Board recommends a vote FOR this proposal.

How may shareholders vote with respect to the amended and restated 2004 Long-Term Incentive Plan in Proposal 2?

        Shareholders may, with respect to the proposal to approve the amended and restated 2004 Long-Term Incentive Plan:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        The TDS Board recommends a vote FOR this proposal. This proposal will not be implemented if the Special Common Share Proposal is not approved or implemented.

How may shareholders vote with respect to the amended and restated 2003 Employee Stock Purchase Plan in Proposal 3?

        Shareholders may, with respect to the proposal to approve the amended and restated 2003 Employee Stock Purchase Plan:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        The TDS Board recommends a vote FOR this proposal. This proposal will not be implemented if the Special Common Share Proposal is not approved or implemented.

How may shareholders vote with respect to the amended Non-Employee Director Plan in Proposal 4?

        Shareholders may, with respect to the proposal to approve the amended Non-Employee Director Plan:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        The TDS Board recommends a vote FOR this proposal. This proposal will not be implemented if the Special Common Share Proposal is not approved or implemented.

How does the TDS Voting Trust intend to vote?

        The TDS Voting Trust holds 6,064,150 Series A Common Shares on the record date, representing approximately 94.4% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has approximately 52.6% of the voting power with respect to matters other than the election of directors.

        The TDS Voting Trust has advised us that it intends to vote:

  •
  FOR the approval of the Special Common Share Proposal,

  •
  FOR the proposal to approve the amended and restated 2004 Long-Term Incentive Plan

  •
  FOR the proposal to approve the amended and restated 2003 Employee Stock Purchase Plan

  •
  FOR the proposal to approve the amended Non-Employee Director Compensation Plan.

        If the TDS Voting Trust votes as it has advised TDS that it intends to vote, then the approval of the Special Common Share Proposal and related proposals is assured.

How do I vote?

        Proxies are being requested from the holders of Common Shares, Series A Common Shares and Preferred Shares in connection with the each of the proposals.

        Whether or not you intend to be present at the meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois 60602 or vote using the Internet in accordance with the instructions set forth on the proxy card. If you hold more than one class of our shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote on the Internet or return the enclosed proxy cards as follows:

  •
  a white proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a green proxy card for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; and

  •
  a tan proxy card for Preferred Shares.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the accompanying form in time for the Special Meeting will be voted in the manner directed on the proxies.

        If no direction is made, a proxy by any shareholder will be voted FOR the Special Common Share Proposal, FOR the proposal to approve the amended and restated 2004 Long-Term Incentive Plan, FOR the proposal to approve the amended and restated 2003 Employee Stock Purchase Plan and FOR the proposal to approved the amended Non-Employee Director Compensation Plan.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the Special Meeting, by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the Special Meeting.

What constitutes a quorum for the meeting?

        The holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to each of the proposals, present in person or represented by proxy, will constitute a quorum at the Special Meeting in connection with each of such proposals. Abstentions will be treated as present in person or represented by proxy in connection with each of the proposals and broker "non-votes" with respect to any proposal will not be treated as present in person or represented by proxy with respect to such proposal. If an authorized representative of the TDS Voting Trust is present in person or represented by proxy at the Special Meeting, the TDS Voting Trust will by itself constitute a quorum at the Special Meeting in connection with each of the proposals.

What vote is required to approve Proposal 1?

        The approval of the Special Common Share Proposal requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single group. In such vote, each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name and each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        Accordingly, to be approved, the Special Common Share Proposal must receive the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single group. In this vote, abstentions from voting on such proposal and broker non-votes will not represent affirmative votes and will, therefore, effectively constitute votes against the matter for purposes of such vote.

What vote is required with respect to Proposals 2, 3 and 4?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to the proposal to approve the amended and restated 2004 Long-Term Incentive Plan, the proposal to approve the amended and restated 2003 Employee Stock Purchase Plan and the proposal to approve the amended Non-Employee Director Compensation Plan. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        If a quorum is present at the Special Meeting, the approval of each of Proposals 2, 3 and 4 will require the affirmative vote of a majority of the voting power of the Common Shares, Preferred Shares and Series A Common Shares voting together as a single group and present in person or represented by proxy and entitled to vote on such matter at the Special Meeting. Abstentions from voting on such proposal will be treated as a vote against such proposal. Broker non-votes with respect to such proposal will not be counted as shares present and entitled to vote on such proposal and, accordingly, will not affect the determination of whether such proposal is approved.

What do I do if I have additional questions about voting procedures or need additional copies?

        If you have any questions about voting procedures prior to the Special Meeting, please call TDS's Proxy Solicitor, MacKenzie Partners, Inc., at the telephone number and address indicated below. Additional copies of this proxy statement or the Proxy Card may be obtained from the Proxy Solicitor:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)

or

CALL TOLL-FREE (800) 322-2885
FAX: (212) 929-0308

COMPARISON OF THE CURRENT EQUITY CAPITALIZATION WITH THE PROPOSED
CAPITALIZATION INCLUDING SPECIAL COMMON SHARES

        The following is a summary of the differences between the equity capitalization of TDS as of December 31, 2004 ("Status Quo") and the equity capitalization of TDS on a pro forma basis as of December 31, 2004 ("Pro-Forma"), as if the Amendment and the Distribution had occurred on that day. The following does not reflect the possible effects of a Possible U.S. Cellular Transaction, if it occurs.

1.     Authorized Shares

	Status Quo	Pro-Forma
Preferred and Undesignated Shares	5,000,000	5,000,000
Common Stock:
Series A Common Shares	25,000,000	25,000,000
Common Shares	100,000,000	100,000,000
Special Common Shares	20,000,000	165,000,000

Total Shares of Common Stock	145,000,000	290,000,000

Tracking Stock(1)
Telecom Group Shares	90,000,000	90,000,000
Cellular Group Shares	140,000,000	140,000,000
Aerial Group Shares	95,000,000	95,000,000

(1)
TDS has no intention of issuing any shares of Tracking Stock.

2.     Issued and Outstanding Shares

	Status Quo	Pro-Forma
Preferred Shares	38,645	38,645

Series A Common Shares	6,420,857	6,420,857
Common Shares	51,015,083	51,015,083
Special Common Shares	—	57,435,940

Total Common Stock	57,435,940	114,871,880

3.     Percent of Common Equity

	Status Quo	Pro-Forma
Series A Common Shares	11.2%	5.6%
Common Shares	88.8%	44.4%
Special Common Shares	—	50.0	%(2)

Total	100.0%	100.0%

(2)
Includes Special Common Shares that would be distributed to the holders of Series A Common Shares representing 5.6% of the common equity.

4.     Votes for Directors

	Status Quo	Pro-Forma
Series A Common Shares and Preferred Shares	Elects 75% of directors less one director (or 8 directors based on 12 directors).	Would continue to vote in the election of 75% of directors less one director (or 8 directors based on 12 directors).
Common Shares	Elects 25% of directors plus one director (or 4 directors based on 12 directors).	Would vote together with holders of Special Common Shares in the election of 25% of directors plus one director (or 4 directors based on 12 directors).
Special Common Shares	—	Would vote together with holders of Common Shares in election of 25% of directors plus one director (or 4 directors based on 12 directors).

5.     Voting Power in Election of Directors

	Status Quo	Pro-Forma
8 Directors:
Preferred Shares	38,645	38,645
Series A Common Shares	64,208,570	64,208,570

Total	64,247,215	64,247,215

4 Directors:
Common Shares	51,015,083	51,015,083
Special Common Shares	—	57,435,940

Total	51,015,083	108,451,023

6.     Percentage Voting Power in Election of Directors

	Status Quo	Pro-Forma
8 Directors:
Preferred Shares	0.1%	0.1%
Series A Common Shares	99.9%	99.9%

Total	100.0%	100.0%

4 Directors:
Common Shares	100.0%	47.0%
Special Common Shares	—	53.0	%(1)

Total	100.0%	100.0%

(1)
Includes Special Common Shares that would be distributed to holders of Series A Common Shares representing 5.9% of the voting power in the election of such four directors.

7.     Votes per Share on Matters Other than the Election of Directors

	Status Quo	Pro-Forma
Preferred Shares	1 vote per share.	1 vote per share.
Series A Common Shares	10 votes per share.	10 votes per share.
Common Shares	1 vote per share.	1 vote per share.
Special Common Shares	—	None except as required by law.

8.     Voting Power on Matters Other than Election of Directors

	Status Quo	Pro-Forma
Preferred Shares	38,645	38,645
Series A Common Shares	64,208,570	64,208,570
Common Shares	51,015,083	51,015,083
Special Common Shares	—	0

Total Common Stock	115,262,298	115,262,298

9.     Percentage Voting Power on Matters Other than Election of Directors(1)

	Status Quo	Pro-Forma
Preferred Shares	— (2)	— (2)
Series A Common Shares	55.7%	55.7%
Common Shares	44.3%	44.3%
Special Common Shares	—	0

Total	100.0%	100.0%

(1)
Unless otherwise required by law, and except with respect to mergers as discussed below, the Preferred Shares, the Series A Common Shares and the Common Shares vote together as a single group on matters other than the election of directors.

(2)
Less than .1%

10.  Dividends

	Status Quo	Pro-Forma
Preferred Shares	Preferred Shares have a senior preference to all common stock.	Preferred Shares would continue to have a senior preference to all common stock.
Series A Common Shares	Series A Common Shares are entitled to the same or lesser per share dividends than Common Shares.	Series A Common Shares are entitled to the same or lesser per share dividends than Common Shares and Special Common Shares.
Common Shares	Common Shares are entitled to the same or greater per share dividends than Series A Common Shares.	Common Shares are entitled to the same per share dividends as the Special Common Shares, and the same or greater per share dividends than Series A Common Shares.
Special Common Shares	—	Special Common Shares are entitled to the same per share dividends as Common Shares, and the same or greater per share dividends than Series A Common Shares.

11.  Conversion Rights

	Status Quo	Pro-Forma
Preferred Shares	As set forth in designation.	As set forth in designation.
Series A Common Shares	Convertible on a share-for-share basis into Common Shares or Special Common Shares.	Convertible on a share-for-share basis into Common Shares or Special Common Shares.
Common Shares	Not convertible into any other class of stock.	Not convertible into any other class of stock.
Special Common Shares	—	Not convertible into any other class of stock.

12.  Preemptive Rights

	Status Quo	Pro-Forma
Preferred Shares	As set forth in designation.	As set forth in designation.
Series A Common Shares	Preemptive right to purchase additional Series A Common Shares for cash.	Preemptive right to purchase additional Series A Common Shares for cash.
Common Shares	No preemptive rights to acquire any class of stock.	No preemptive rights to acquire any class of stock.
Special Common Shares	—	No preemptive rights to acquire any class of stock.

13.  Voting and Other Rights Re Merger

	Status Quo	Pro-Forma
Preferred Shares	N/A	N/A
Series A Common Shares	Holders of Series A Common Shares have a class vote for any merger requiring the approval of TDS shareholders.	Holders of Series A Common Shares have a class vote for any merger requiring the approval of TDS shareholders.
Common Shares	Holders of Common Shares have a class vote for any merger requiring the approval of TDS shareholders.	Holders of Common Shares have a class vote for any merger requiring the approval of TDS shareholders.
Common Shares and Special Common Shares are entitled to receive same consideration per share.
Special Common Shares	—	Holders of Special Common Shares have no vote for any merger requiring the approval of TDS shareholders.
Special Common Shares and Common Shares are entitled to receive same consideration per share.

DIVIDENDS AND PRICE RANGES OF COMMON SHARES

        The following table sets forth the high and low sales prices of the Common Shares on the American Stock Exchange as reported by the Dow Jones News Service, and the dividends paid per Common Share during the periods indicated:

	Sales Prices
			Dividends Paid
	High	Low
2003
First Quarter	$48.98	$35.16	$0.155
Second Quarter	51.23	40.85	0.155
Third Quarter	59.65	49.85	0.155
Fourth Quarter	64.02	56.64	0.155
2004
First Quarter	74.52	62.06	0.165
Second Quarter	72.42	65.02	0.165
Third Quarter	85.07	68.40	0.165
Fourth Quarter	85.25	71.70	0.165
2005
First Quarter (through March 10, 2005)	88.44	76.60	0.175

        On February 17, 2005, the closing sale price of the Common Shares was $84.80 per share, and on March 10, 2005, the closing price of the Common Shares was $86.00 per share, as reported on the American Stock Exchange composite transactions.

        On December 31, 2004, there were 2,067 record holders of TDS's Common Shares, 87 record holders of TDS's Series A Common Shares and 38 record holders of the Preferred Shares. No public market exists for the Series A Common Shares or Preferred Shares.

DIVIDEND POLICY

        Shareholders of common stock are entitled to dividends only if declared by the TDS Board. TDS has paid cash dividends on its common stock since 1974. The holders of Common Shares are currently entitled to receive the same or greater dividends on a per share basis as are paid to the holders of Series A Common Shares. It is the current policy of the TDS Board to declare dividends on the Common Shares and Series A Common Shares at the same rate per share. TDS currently pays a quarterly dividend of $0.175 per Common Share and Series A Common Shares, or $0.70 annually per share.

        Since the Distribution will double the number of shares of common stock that are outstanding, following the Distribution, the TDS Board currently intends to establish a quarterly cash dividend on the Special Common Shares, Common Shares and Series A Common Shares in an amount equal to $0.0875 per share, which is one-half of the current quarterly dividend rate. The intent is that, immediately after the Distribution, a current holder of Common Shares and Series A Common Shares would continue to receive an aggregate cash dividend which is at least equal to the aggregate dividend which such shareholder currently receives from TDS (not considering any reductions in shares which may occur due to the payment of cash in lieu of fractional shares in the Distribution).

        TDS is a legal entity separate and distinct from its various subsidiaries. As a company with no significant operations of its own, the principal sources of its funds are dividends or other distributions from its operating subsidiaries, borrowings and sales of equity. The ability of U.S. Cellular, TDS Telecom and other subsidiaries of TDS to pay dividends or make distributions to TDS and, accordingly, the ability of TDS to pay dividends on any class of its common stock, will depend on the respective earnings, financial requirements and contractual restrictions of such subsidiaries.

PROPOSAL 1—SPECIAL COMMON SHARE PROPOSAL

Special Common Share Proposal and Related Transactions

        Under the Special Common Share Proposal, you are being asked to approve an amendment (the "Amendment") to the Restated Certificate of Incorporation, as amended, of TDS (the "Restated Certificate") to increase the authorized number of Special Common Shares from 20,000,000 to 165,000,000. Since the number of authorized Special Common Shares will increase by 145,000,000, the aggregate authorized number of shares of capital stock would also be increased by 145,000,000, from 475,000,000 to 620,000,000.

        If the Special Common Share Proposal is approved by the shareholders as expected, the Amendment will become effective following the filing of the Certificate of Amendment with the Secretary of State of Delaware. It is anticipated that this will take place promptly after the Special Meeting.

        Subject to the approval of the Special Common Share Proposal by shareholders and the effectiveness of the Amendment, the TDS Board has approved the Distribution and may possibly take action to seek to effect a Possible U.S. Cellular Transaction, as discussed below. These transactions are subject to various conditions and there can be no assurance that all or any of such transactions will take place or that they will take place in the manner currently contemplated.

        The Distribution.    The TDS Board has approved the Distribution of one Special Common Share in the form of a stock dividend with respect to each issued Common Share and Series A Common Share, including Common Shares held by TDS and subsidiaries of TDS, subject to the effectiveness of the Amendment and certain other conditions described below. The Distribution is expected to be made on May 13, 2005 to shareholders of record on April 29, 2005. The Distribution will be made to all shareholders in proportion to the number of Common Shares and Series A Common Shares owned on the Distribution record date.

        No fractional Special Common Shares will be issued or distributed as part of the Distribution, except as discussed below under "—Dividend Reinvestment Plans." If the number of Special Common Shares that a holder of Common Shares or Series A Common Shares is entitled to receive as part of the Distribution would include a fraction of a whole share, TDS will pay such holder an amount equal to the product of such fraction and 50% of the closing price of the Common Shares on the American Stock Exchange on the Record Date. In the event of any fractional shares, as soon as practicable after the Distribution, Computershare Investor Services, the Transfer Agent for TDS, will mail, to each record holder of Common Shares or Series A Common Shares on the Distribution record date, stock certificates representing the number of whole shares of Special Common Shares to which such holder is entitled and a check for any fractional shares.

        Because the Distribution will be made to all shareholders of common stock in proportion to the number of Common Shares and Series A Common Shares owned on the Distribution record date by each shareholder, the relative economic ownership interest of each holder of whole Common Shares and Series A Common Shares will be the same immediately after effectiveness of the Amendment and the Distribution as it was immediately prior thereto, without regard to payments for any fractional shares.

        The effectiveness of the Distribution is subject to the following conditions: (i) approval by shareholders of the Special Common Shares Proposal, (ii) effectiveness of the Amendment, (iii) listing of the Special Common Shares on the American Stock Exchange, (iv) receipt of all required approvals and consents, if any, (v) no legal prohibition and (vi) no determination by the TDS Board that, in its judgment, the Distribution would have a material adverse effect on TDS or its shareholders.

        Possible U.S. Cellular Transaction.    Subject to the approval of the Special Common Share Proposal and certain other conditions, TDS may possibly take action at some time in the future to offer and issue Special Common Shares in exchange for all of the U.S. Cellular Common Shares which are not owned by TDS (a "Possible U.S. Cellular Transaction"). TDS currently owns approximately 82% of the common stock of U.S. Cellular. A Possible U.S. Cellular Transaction would cause U.S. Cellular to become a wholly-owned subsidiary of TDS.

        The Common Shares of U.S. Cellular are currently traded on the American Stock Exchange under the symbol "USM." If TDS completes a Possible U.S. Cellular Transaction, U.S. Cellular would become a wholly-owned subsidiary of TDS and such U.S. Cellular Common Shares would be delisted from the American Stock Exchange. Assuming that TDS issues Special Common Shares to holders of U.S. Cellular Common Shares in a Possible U.S. Cellular Transaction as anticipated, holders of U.S. Cellular Common Shares would receive TDS Special Common Shares, which shares would be listed on the American Stock Exchange.

        TDS has no set time frame for taking action with respect to a Possible U.S. Cellular Transaction and TDS could choose to take action with respect to a Possible U.S. Cellular Transaction at any time, or not to take action with respect to a Possible U.S. Cellular Transaction, depending on the circumstances at the time. The TDS Board has not taken any action to determine that it will offer TDS Special Common Shares or the number of Special Common Shares or a fraction of a Special Common Share that it may offer to exchange for each U.S. Cellular Common Share that TDS does not own. The timing and terms of a Possible U.S. Cellular Transaction depend on the trading price of the U.S. Cellular Common Shares, the trading price of the Special Common Shares, market conditions and other factors, including whether any possible transaction would be likely to be disruptive to U.S. Cellular's operations.

        If a Possible U.S. Cellular Transaction does not take place for any reason, U.S. Cellular would not become a wholly-owned subsidiary of TDS and the U.S. Cellular Common Shares would continue to be publicly traded. In such event, although TDS has no current plans or intentions to do so, TDS may consider acquiring such U.S. Cellular Common Shares through open market or private purchases, or taking other action to acquire some or all of the shares of U.S. Cellular not owned by TDS.

        This proxy statement is not requesting TDS shareholder approval of a Possible U.S. Cellular Transaction at this time. If TDS determines to proceed with a Possible U.S. Cellular Transaction, it will seek approval of such transaction at such time by a majority of the votes of the holders of Preferred Shares, Common Shares and Series A Common Shares of TDS, voting together as a single group. The TDS Voting Trust has a majority of the voting power of such shares.

        The description of a Possible U.S. Cellular Transaction is neither an offer to purchase nor a solicitation of an offer to sell any securities.

        Other Purposes of the Special Common Shares.    In addition to the Special Common Shares to be issued in the Distribution and a Possible U.S. Cellular Transaction, Special Common Shares are being reserved for issuance upon conversion, exercise or exchange of TDS Series A Common Shares, TDS Preferred Shares, certain TDS employee benefit plans and a dividend reinvestment plan.

        The following table shows the number of shares of common stock of TDS that are outstanding as of December 31, 2004, the number of Special Common Shares which would be issued in the Distribution, the number of shares which would be reserved for issuance for specified purposes and the number of authorized shares which would be available for other purposes.

	Amount as of December 31, 2004		Reserved for issuance in Distribution	Reserved for Issuance for other purposes(2)	Available for Issuance for Other Purposes		Total Authorized
Series A Common Shares	6,420,857		—	79,022	18,500,121		25,000,000
Common Shares	51,015,083	(1)	—	13,966,896	35,018,021		100,000,000
Special Common Shares	—		57,500,000	19,500,000	88,000,000	(3)	165,000,000

Total Outstanding	57,435,940		57,500,000	33,545,918	141,518,142		290,000,000
Treasury shares and shares held by TDS subsidiary(4)	5,845,496		6,000,000	—	(11,845,496)		—

Total Issued	63,281,436		63,500,000	33,545,918	129,672,646		290,000,000

(1)
Excluding treasury shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS.

(2)
Includes reserves for issuance of shares (i) upon the possible conversion of Series A Common Shares or Preferred Shares, (ii) for employee benefit plans and (iii) for dividend reinvestment plans.

(3)
This amount includes the Special Common Shares, including treasury shares, that would be available for other corporate purposes, including shares that could be issued in a Possible U.S. Cellular Transaction if it occurs.

(4)
Including treasury shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS.

Background and Reasons for the Special Common Share Proposal and Related Transactions; Recommendation of the TDS Board

        The TDS Board and TDS's management have, from time-to-time, considered various alternatives regarding TDS's capital structure as a means to enhance capital market flexibility and long-term shareholder value, including a possible acquisition of the publicly-traded equity of U.S. Cellular. In connection therewith, the TDS Board and TDS's management have studied the Special Common Share Proposal and the related transactions, and have consulted with financial and legal advisors of TDS with respect to the advisability and terms of such proposal and the related transactions. The TDS Board, including directors who are not trustees or beneficiaries of the TDS Voting Trust, and directors who are not officers of TDS, has unanimously approved the adoption of the Special Common Share Proposal and related transactions.

        Background.    U.S. Cellular was formed by TDS in 1983 as a wholly-owned subsidiary of TDS to acquire and operate cellular businesses. In 1988, U.S. Cellular Common Shares were issued to the public in an initial public offering. Since the time of U.S. Cellular's initial public offering, the U.S. Cellular Common Shares have been publicly traded on the American Stock Exchange under the symbol "USM." At the time of the initial public offering, U.S. Cellular represented a small portion of TDS's revenues, operating income, cash flow and assets. The public offering of U.S. Cellular Common Shares created a public market value and public market recognition for this part of TDS's business.

        TDS currently owns approximately 82% of the combined total of the outstanding Common Shares and Series A Common Shares of U.S. Cellular and controls approximately 96% of the combined voting power of both classes of common stock. As of December 31, 2004, U.S. Cellular provided wireless telephone service and served more than 4,945,000 customers through wireless systems serving 175 majority-owned areas licensed by the Federal Communications Commission. For the year ended or as of December 31, 2004, U.S. Cellular represented 76% of TDS's consolidated revenues.

        U.S. Cellular has generally experienced higher growth than TDS's other businesses taken as a group since the initial public offering in 1988 and has become the largest component of TDS's businesses. Although a separate publicly-traded common equity for U.S. Cellular had certain advantages at the time of the initial public offering, these advantages have diminished over time and TDS believes that the existence of the publicly-traded common equity has certain disadvantages.

        One disadvantage is that the publicly-traded common equity for U.S. Cellular has relatively low liquidity, based on the average trading volume of its Common Shares, compared to other companies of similar size. This may limit institutional investor interest in the U.S. Cellular Common Shares.

        Another disadvantage is that the U.S. Cellular Common Shares are required to be separately registered with the SEC under the Securities Exchange Act of 1934. This requires U.S. Cellular to separately comply with all of the SEC requirements applicable to a public company, even though TDS also separately complies with all of such requirements. This also requires the financial statements of U.S. Cellular to be separately audited, even though TDS's financial statements are audited. In addition, due to the Sarbanes-Oxley Act of 2002, the requirements of being a public company have become more costly and burdensome. If all of the U.S. Cellular Common Shares were acquired by TDS and certain other corporate actions are taken by TDS, U.S. Cellular would no longer be required to separately comply with all of the SEC requirements applicable to a public company. TDS has no current plans to take any such other corporate actions and there is no assurance that U.S. Cellular would not be required to continue to separately comply with certain SEC requirements applicable to public companies after any Possible U.S. Cellular Transaction.

        In addition to SEC requirements, because U.S. Cellular Common Shares are listed on the American Stock Exchange, U.S. Cellular is also subject to certain other requirements applicable to listed equity securities, including the need to have independent directors and a separate audit committee composed entirely of independent directors, even though TDS also has an audit committee composed entirely of independent directors. If all of the U.S. Cellular Common Shares were acquired by TDS, U.S. Cellular would no longer be required to have independent directors or a separate audit committee composed entirely of independent directors or to separately comply with other requirements that are applicable to companies that have equity securities listed on the American Stock Exchange.

        In addition to the elimination of duplicative reporting and compliance costs relating to the foregoing, the elimination of the minority interest in U.S. Cellular may possibly facilitate opportunities for cost reductions and efficiencies.

        The existence of a minority interest in U.S. Cellular may create conflicts in various matters, including strategy, organization, operations, intercompany transactions and regulatory initiatives. These potential conflicts should be eliminated if U.S. Cellular becomes a wholly-owned subsidiary of TDS, thereby enhancing strategic and operational flexibility.

        The existence of a minority interest in U.S. Cellular limits flexibility in the investment and transfer of cash and other resources. This limitation should be eliminated if U.S. Cellular becomes a wholly-owned subsidiary of TDS, which would increase financial flexibility.

        Due to the actual and potential disadvantages of the current structure and the advantages that may possibly be achieved, the TDS Board and TDS management have considered from time to time whether to seek to acquire the shares of U.S. Cellular that are not owned by TDS.

        Over approximately the last two years, TDS management has had informal discussions with various advisors regarding the possible acquisition by TDS of the publicly-traded equity of U.S. Cellular and considered certain possible alternatives to enhance long-term shareholder value through changes to the capital structure of TDS as it relates to U.S. Cellular. During this period of time, certain institutional investors and shareholders of TDS including, as discussed below, Southeastern Asset Management, also suggested to TDS that TDS take action to acquire the publicly-held shares of U.S. Cellular.

        TDS management recognized that any proposal would need the support of the TDS Voting Trust since it controls a majority of the voting power of TDS. Following discussions with one of the trustees of the TDS Voting Trust, management continued to work with its advisors in developing preliminary and tentative terms of a possible transaction that might be supported by the TDS Voting Trust. The preliminary and tentative terms of the Special Common Share Proposal and the possibility of a Possible U.S. Cellular Transaction were developed and discussed with representatives of the TDS Voting Trust. A trustee of the TDS Voting Trust advised TDS management that the TDS Voting Trust might support such possible transactions.

        On January 18, 2005, the TDS Board heard presentations from representatives of the TDS Voting Trust, Citigroup and TDS management, and considered and discussed the possible transactions as a means to enhance long-term shareholder value as well as the strategic, operational and financial flexibility of TDS. The possibility of the Distribution and a Possible U.S. Cellular Transaction were discussed.

        The TDS Voting Trust advised TDS management that they were not actively seeking any change to the TDS capital structure and did not consider any change to be necessary, but that they might consider a transaction that did not impair the voting control of the TDS Voting Trust and that was in the best interest of TDS and all of its shareholders.

        At the same time, the trustees of the TDS Voting Trust advised that they did not believe that certain possible actions would be in the best interest of TDS and all of its shareholders and, accordingly, they would not approve or support them. The trustees advised that they would not support or approve various actions, including a sale of control of TDS or U.S. Cellular or a spin-off of U.S. Cellular or TDS Telecom. The trustees also advised TDS that they would not support the issuance of Common Shares in any transaction to acquire the publicly traded common equity of U.S. Cellular since this would dilute the voting power of the TDS Voting Trust. The trustees also stated that any transaction should not result in a loss of TDS's financial capacity and flexibility, as evidenced in part by TDS's credit rating, which could occur through the use of a substantial amount of cash.

        Following these discussions, the TDS Board asked TDS management to proceed to further explore and develop the terms of the possible transactions with the assistance of Citigroup and legal advisors and, if appropriate, to present a recommendation to the TDS Board at a subsequent meeting.

        Following this meeting, TDS's management, Citigroup and TDS's legal advisors further developed the terms of the possible Special Common Share Proposal and related transactions. The terms of the possible Special Common Share Proposal and related transactions were presented to the TDS Board at a meeting of the TDS Board on February 17, 2005. At that meeting, the TDS directors discussed the proposed terms of the

Special Common Share Proposal and the related transactions. The terms, likely benefits and possible disadvantages of the Special Common Share Proposal, the Distribution and a Possible U.S. Cellular Transaction were discussed. After discussion of the Special Common Share Proposal and related transactions, the TDS Board determined that the Special Common Share Proposal and related transactions were in the best interests of TDS and all of its shareholders. The TDS Board, including directors who are not trustees or beneficiaries of the TDS Voting Trust, and directors who are not officers of TDS, unanimously approved the Special Common Share Proposal and related proposals and directed management to submit such proposals to TDS's shareholders at the Special Meeting. The TDS Board also authorized the Distribution, subject to approval of the Special Common Share Proposal by the shareholders and the effectiveness of the Amendment, and certain other conditions.

        Reasons.    The TDS Board's reasons for the Special Common Share proposal are as follows:

          The TDS Board desires to have Special Common Shares available for corporate purposes, including a Possible U.S. Cellular Transaction.

          The TDS Board desires to retain cash for the business needs of TDS and does not believe it would be in the best interests of TDS to use cash in ways that would impair TDS's financial flexibility or credit rating.

          In light of the foregoing, the TDS Board is proposing to authorize additional Special Common Shares. The trustees of the TDS Voting Trust have advised the TDS Board that they would not support the use of Common Shares for a Possible U.S. Cellular Transaction because this would dilute the voting power of the TDS Voting Trust.

          In order to establish a market and trading price for the Special Common Shares prior to using the Special Common Shares for any such purposes, the TDS Board has approved a distribution of one Special Common Share in the form of a stock dividend with respect to each outstanding Common Share and Series A Common Share of TDS, subject to approval by TDS shareholders of the increase in the authorized member of Special Common Shares and certain other conditions.

        Potential Advantages.    The TDS Board believes that the Special Common Share Proposal offers a number of potential advantages which outweigh its possible disadvantages, as described below, and that adoption of the Special Common Share Proposal and the completion of the related transactions are in the best interests of TDS and all of its shareholders. The TDS Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the advantages or disadvantages of the proposal, although the following factors were considered important in its decision.

          Possible U.S. Cellular Transaction.    The Special Common Share Proposal would permit TDS to effect a Possible U.S. Cellular Transaction in a way that would not require the use of substantial cash or impair TDS's credit rating, in a way that could be tax-free to U.S. Cellular shareholders and in a way that would be supported by the TDS Voting Trust because it would not dilute the voting power of the TDS Voting Trust. For the reasons described above, the TDS Board believes it might be desirable for TDS at some future time to acquire all of the Common Shares of U.S. Cellular not owned by TDS, if this could be accomplished on acceptable terms, including whether any possible transaction would be likely to be disruptive to U.S. Cellular's operations. As discussed above, such a possible transaction could potentially reduce redundant public company expenses, such as audit and legal expenses, particularly if TDS took certain other corporate action, and would allow TDS to allocate funds and resources more freely between TDS and its other businesses. It would also simplify TDS's total capital structure. U.S. Cellular also represents a significant part of TDS's assets, revenues, operating income and cash flows and, as a result, a separate publicly-traded common equity for U.S. Cellular does not provide the advantages that existed when U.S. Cellular represented a smaller part of TDS. Although this possible transaction could have such potential benefits, it is not critical strategically, operationally or financially to the continued success of TDS or U.S. Cellular.

          Employee Compensation Plans.    The ability to issue Special Common Shares would increase TDS's flexibility in structuring compensation plans in a way that would be supported by a majority vote of the shareholders of TDS. This is important since equity compensation plans must be approved by shareholders.

          Financing Flexibility.    The Special Common Share Proposal should provide TDS with greater flexibility if the TDS Board determined that it would be advisable to issue equity for corporate purposes, including raising capital or making acquisitions. However, TDS has no current plans to issue Special Common Shares for such purposes.

          Support of TDS Voting Trust.    The TDS Board also recognized that the Special Common Share Proposal could not be approved without the support of the trustees of the TDS Voting Trust, which controls over 90% of the Series A Common Shares and a majority of the voting power of TDS, and that the trustees of the TDS Voting Trust advised TDS that they would support such proposal. The trustees of the TDS Voting Trust have advised TDS that as shareholders of TDS they would not support dilution of the voting power of the TDS Voting Trust. On the other hand, the trustees of the TDS Voting Trust have indicated that they would support the Special Common Share Proposal because it would enable TDS to issue Special Common Shares in a Possible U.S. Cellular Transaction or for other purposes, without reducing the voting power of the TDS Voting Trust.

        Consideration of Potential Disadvantages.    While the TDS Board has determined that implementation of the Special Common Share Proposal is in the best interests of TDS and all of its shareholders, the TDS Board recognizes that implementation of the Special Common Share Proposal and Distribution may have certain potential disadvantages, including the following.

          No Assurances as to Market Price.    Because there has been no prior market for the Special Common Shares, there can be no assurance as to the market price of such shares following issuance thereof and there is no assurance as to the impact of the Distribution on the market price of the Common Shares. The trading prices of the Special Common Shares and Common Shares may fluctuate significantly. The prices at which the Special Common Shares and Common Shares will trade will be determined in the trading markets and may be influenced by many factors, including the consolidated results of TDS, the liquidity of such shares of common stock after the Distribution and whether or not shares of either of such two classes are included as the reference stock for TDS in certain stock market indices. There can be no assurance that the combined market values of the Common Shares and Special Common Shares held by a shareholder following the Distribution will equal the market value of the Common Shares held by such shareholder prior to TDS's announcement of the Special Common Share Proposal, and the combined market value could be more or less than such market value of the Common Shares. The TDS Board believes, based on advice from Citigroup, that, following the Distribution, the Special Common Shares might trade at market prices below the market prices of the Common Shares. There may be a period of up to several months following the Distribution in which holders of Common Shares who received Special Common Shares may rebalance their portfolios based on their individual investment objectives. During this time, sales by shareholders who desire to reduce their holdings of Special Common Shares, or Common Shares, as a result of the Distribution, could cause the market prices of such shares to be below those at which they would otherwise trade.

          Complexity; Corporate Governance.    Implementation of the Special Common Share Proposal would, to an extent, make the capital structure of TDS itself more complex. However, TDS may possibly make an offer to acquire the publicly-held shares of U.S. Cellular using Special Common Shares. TDS believes that the total capital structure of TDS would be simplified if and when a Possible U.S. Cellular Transaction is completed.

          Certain investors and corporate governance commentators have from time to time generally suggested that "high-vote, low-vote" capitalization structures that separate economic interest from voting power are not beneficial to minority shareholders. On December 16, 2004, a large shareholder of TDS, Southeastern Asset Management ("SEAM"), submitted a shareholder proposal to TDS to recapitalize TDS's equity into one class of common stock to result in all shares of stock having one vote per share, and indicated in a Schedule 13D that it might in the future exercise any or all of its respective rights as shareholders of TDS, including, among other things, seeking to elect one or more nominees to the TDS Board. Neither the Special Common Share Proposal nor other contemplated actions described herein were taken in response to SEAM's proposal or Schedule 13D disclosure, except that SEAM did suggest that TDS take action to acquire the publicly-traded equity of U.S. Cellular and TDS considered that it was possible that the actions being taken by TDS may have an influence on SEAM with respect to its proposal and/or decision to nominate directors. Following announcement by TDS of the Special Common Share

  Proposal on February 18, 2005, SEAM notified TDS that it had withdrawn its proposal and also amended its Schedule 13D to disclose that it had determined not to seek to nominate any persons for election as directors at the 2005 annual meeting of shareholders. See Note (2) under "Security Ownership of Certain Beneficial Owners and Management—Security Ownership by Certain Beneficial Owners" for further information with respect to SEAM.

          Control by Voting Trust.    A substantial majority of the outstanding Series A Common Shares are held by the TDS Voting Trust. The TDS Voting Trust was created to facilitate the long-standing relationships among the TDS Voting Trust's beneficiaries. By virtue of the number of shares they hold, the voting trustees have the power to elect approximately 75% of the directors less one director, or eight directors based on the current size of the TDS Board of twelve directors, and control a majority of the voting power of TDS with respect to matters other than the election of directors. The Special Common Share Proposal and related transactions will not alter the TDS Voting Trust's present control of TDS.

          As of December 31, 2004, the TDS Voting Trust had voting or dispositive power over an aggregate of 6,065,088 Series A Common Shares, representing approximately 52.6% of the voting power of TDS with respect to matters other than the election of directors. Based on such shares, the TDS Voting Trust would receive 6,065,088 Special Common Shares in the Distribution. The terms of the TDS Voting Trust currently provide that such Special Common Shares would be distributed to the beneficiaries of the TDS Voting Trust. In addition, the Distribution of Special Common Shares to the TDS Voting Trust would permit the beneficiaries of the TDS Voting Trust to sell their Special Common Shares, which would allow the TDS Voting Trust to reduce its economic ownership in TDS without reducing its voting control. The trustees of the TDS Voting Trust have advised TDS that they intend to seek to amend the terms of the TDS Voting Trust to provide that the Special Common Shares would be retained by the TDS Voting Trust pursuant to its terms, as amended. Nevertheless, whether or not the Special Common Shares are retained or distributed by the TDS Voting Trust, following the Distribution, the TDS Voting Trust would continue to have at least 52.6% of the aggregate voting power of TDS with respect to all matters other than the election of directors and would continue be able to elect eight of the twelve directors. As a result of the Distribution of 6,065,088 Special Common Shares to the TDS Voting Trust (based on shares outstanding at December 31, 2004), the TDS Voting Trust would also have 5.6% of the voting power in the election of the four directors currently elected by the holders of Common Shares.

          The ability of the TDS Voting Trust to continue to control TDS is likely to deter any potential unsolicited or hostile takeover attempts or other efforts to obtain control of TDS and might make it more difficult for shareholders to sell shares of TDS at a premium over market prices as a result of a change-in-control transaction. The Special Common Share Proposal is not being proposed in response or in anticipation of any existing or planned effort on the part of any party to accumulate material amounts of Common Shares or Series A Common Shares, or to acquire control of TDS by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change TDS's management.

          Regardless of whether the Special Common Share Proposal is implemented, the trustees of the TDS Voting Trust have advised TDS that they intend to maintain the ability to keep or dispose of voting control of TDS. Implementation of the Special Common Share Proposal and the Distribution would allow TDS to issue Special Common Shares instead of Common Shares, without diluting the voting power of the Series A Common Shares and the voting control of the TDS Voting Trust. Because the Special Common Shares would generally not vote except in the election of certain directors, the Special Common Share Proposal may facilitate the ability of the TDS Voting Trust to continue to elect a majority of the TDS Board and to retain control of TDS.

        Other Considerations.    The TDS Board also considered other certain potential consequences, including the following.

          Security for Credit.    TDS does not expect that the implementation of the Amendment or Distribution will affect the ability of shareholders to use the Common Shares as security for the extension of credit by financial institutions, securities brokers or dealers, and expects that Special Common Shares will be permitted to be used as such security to the same extent as the Common Shares.

          Investment by Institutions.    Due to certain formal or informal policies regarding multiple class capital structures or other matters, implementation of the Amendment and Distribution may affect the decision of certain institutional investors that would otherwise consider investing in TDS. However, TDS currently has a multiple class capital structure and is not aware of any policies of any institutional investors which are significant shareholders of TDS which would affect the decision of such institutional investors to invest in TDS as a result of the Amendment and Distribution.

          American Stock Exchange Criteria.    The Common Shares are currently traded on the American Stock Exchange and application is being made to list the Special Common Shares on the American Stock Exchange. The American Stock Exchange has advised TDS that it will permit the issuance and listing of the Special Common Shares and will continue to permit the issuance and listing of the Common Shares after the Distribution.

        The TDS Board has given extensive consideration to the Special Common Share Proposal and has determined that the positive aspects of the Special Common Share Proposal outweigh the potential disadvantages and believes that the Special Common Share Proposal would be in the best interests of TDS and all of its shareholders.

        The TDS Board has unanimously approved the Special Common Share Proposal, believes that the adoption of the Special Common Share Proposal is in the best interests of TDS and all of its shareholders and unanimously recommends that you vote "FOR" the Special Common Share Proposal and the related proposals.

Advice of Citigroup

        Citigroup Global Capital Markets Inc. is acting as financial advisor to TDS in connection with the Special Common Share Proposal, and would act as financial advisor to TDS in connection with any Possible U.S. Cellular Transaction. TDS has agreed to pay Citigroup a customary fee of up to approximately $2 million in connection with the Special Common Share Proposal, a significant portion of which is contingent on the completion of the Distribution. The foregoing does not include any fees that may be payable in the event of any Possible U.S. Cellular Transaction. TDS has also agreed to reimburse Citigroup for its reasonable travel and other out-of-pocket expenses incurred in connection with its engagement, and to indemnify Citigroup against specific liabilities and expenses relating to or arising out of its engagement, including liabilities under the federal securities laws.

        Citigroup is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. TDS selected Citigroup to act as its financial advisor in connection with the Special Common Share Proposal and any Possible U.S. Cellular Transaction on the basis of Citigroup's experience and Citigroup's familiarity with TDS from prior financial advisory and other services rendered to TDS.

        Citigroup and its affiliates in the past have provided services to TDS and U.S. Cellular unrelated to the Special Common Share Proposal and any Possible U.S. Cellular Transaction, for which services Citigroup and such affiliates have received or may receive compensation. In the ordinary course of their business, Citigroup and its affiliates may actively trade or hold the securities of TDS and U.S. Cellular for their own account or for the account of their customers and, accordingly, may at any time hold a long or short position in such securities. In addition, Citigroup and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with TDS and U.S. Cellular and their respective affiliates.

Interests of Certain Persons

        The TDS Voting Trust and its trustees and beneficiaries have an interest in the implementation of the Special Common Share Proposal because it may facilitate the ability of the TDS Voting Trust to retain voting control of TDS. The trustees of the voting trust are LeRoy T. Carlson, Jr., a director and the President of TDS and a director and the Chairman of U.S. Cellular; Walter C.D. Carlson, a director and the non-executive Chairman of the TDS Board and a director of U.S. Cellular; Letitia G. Carlson, M.D., a director of TDS; and Prudence E. Carlson. Such persons are siblings and are children of LeRoy T. Carlson, a director and Chairman Emeritus of TDS and a director of U.S. Cellular.

        Directors of TDS who are beneficiaries of the TDS Voting Trust are LeRoy T. Carlson, LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D., and Donald C. Nebergall. In addition, certain directors may be considered to have an interest in the Special Common Share Proposal as officers of TDS or its subsidiaries. Directors of TDS who are officers or employees of TDS or its subsidiaries are: LeRoy T. Carlson, Jr. (President of TDS and Chairman of U.S. Cellular), LeRoy T. Carlson (Chairman Emeritus of TDS), Sandra L. Helton (Executive Vice President and Chief Financial Officer of TDS); and James Barr III (President of TDS Telecommunications Corporation).

        Sidley Austin Brown & Wood LLP, the principal law firm of TDS, U.S. Cellular and their subsidiaries, is advising TDS with respect to the Special Common Share Proposal. The following persons are partners of Sidley Austin Brown & Wood LLP: Walter C.D. Carlson, a trustee and beneficiary of the TDS Voting Trust, the non-executive Chairman of the Board of TDS and member of the TDS Board and a director of U.S. Cellular; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Shareholders are urged to carefully study and consider the Special Common Share Proposal in light of the above interests.

Description of Special Common Shares

        The Special Common Shares are a class of common stock of TDS, as are the Common Shares and Series A Common Shares. The Restated Certificate currently authorizes 20,000,000 Special Common Shares, par value $0.01 per share. The Special Common Share Proposal would increase this amount to 165,000,000.

        Approximately 57,500,000 Special Common Shares would be issued in the Distribution based on shares outstanding at December 31, 2004 and 6,000,000 Special Common Shares would be issued with respect to treasury shares held by TDS and a subsidiary of TDS, as of December 31, 2004. An additional 19,500,000 Special Common Shares would be reserved for issuance in connection with the possible future conversion of Preferred Shares and Series A Common Shares, under employee benefit plans and under a dividend reinvestment plan. As a result, approximately 82,000,000 Special Common Shares would be available for issuance for other purposes, including a Possible U.S. Cellular Transaction if and when it occurs.

        TDS would be able to issue such shares from time to time, as determined by the TDS Board, for any proper corporate purpose, which could include raising capital, payment of stock dividends, stock splits, providing compensation or benefits to employees, or acquiring or investing in other companies or businesses. Generally, no further action or authorization by the shareholders would be necessary prior to the issuance of the additional Special Common Shares unless applicable laws or regulations would require such approval in a given instance. The approval of the shareholders of TDS will not be sought by TDS for the issuance of authorized but unissued Special Common Shares (or the reissuance of previously issued shares that have been reacquired by TDS) or securities of TDS that are convertible into or exercisable or exchangeable for such shares, unless deemed advisable by the TDS Board or required by applicable law, regulation or American Stock Exchange requirements. TDS has no current plans to issue any Special Common Share except in connection with the Distribution, any Possible U.S. Cellular Transaction, potential conversions of TDS securities, TDS employee benefit plans and a dividend reinvestment plan as described herein.

        Increase in Authorized Shares.    As permitted by Delaware law, the Restated Certificate permits the number of authorized shares of any class of capital stock, other than Series A Common Shares or Common Shares, to be increased or decreased (but not below the number of shares then outstanding in such class, respectively) by the affirmative vote of the holders of a majority of the shares of capital stock of TDS entitled to vote with respect to matters other than the election of directors. This provision in the Restated Certificate gives TDS flexibility to authorize additional Special Common Shares, for use for any corporate purpose, without the need to obtain the approval of a majority of the Special Common Shares, by obtaining the approval of the holders of a majority of the voting power of the Preferred Shares, Common Shares and Series A Common Shares, voting together as a single group. The TDS Voting Trust currently holds a majority of the voting power of TDS.

        This provision may allow TDS to authorize and issue Special Common Shares under circumstances which could facilitate the ability of the TDS Voting Trust to continue to exercise control over a majority of the voting power of TDS and, therefore, could limit the opportunity of shareholders of TDS to sell their shares at a premium over market prices or make it more difficult to replace the current TDS Board and management of TDS. The TDS Board has no current intention to take any action to authorize any additional shares of capital stock, other than as described herein.

        Voting Rights.    In the election of directors, the holders of Special Common Shares will vote together with the holders of Common Shares in the election of 25% of the directors (rounded up) plus one director (or four directors based on a board of twelve directors). In the election of such directors, each Special Common Share will have one vote per share and each Common Share will continue to have one vote per share. Other than in the election of such directors, the Special Common Shares will have no votes except as otherwise required by law.

        The holders of Preferred Shares and Series A Common Shares will continue to vote together in the election of 75% of the directors (rounded down), less one director. Based on a board of twelve directors, such holders will continue to vote in the election of eight directors. Each of the Preferred Shares will continue to have one vote and Series A Common Shares will continue to have ten votes per share in the election of such directors, as well as all other matters (other than the election of the four directors elected by the Common Shares and Special Common Shares described in the preceding paragraph).

        If the number of Series A Common Shares issued and outstanding at any time falls below 500,000, because of the conversion of Series A Common Shares or otherwise, the holders of Series A Common Shares would lose the right to vote as a separate class (with the holders of Preferred Shares) in the election of approximately 75% of the directors less one director, and thereafter the holders of Series A Common Shares (with ten votes per share) would vote with the holders of all other classes of capital stock as a single class in the election of all directors. In such election, holders of Common Shares and Special Common Shares would have one vote per share, and Preferred Shares would have the voting rights specified in the Restated Certificate or designation. It is unlikely that the number of outstanding Series A Common Shares will fall below 500,000, because more than 6,000,000 Series A Common Shares are held in the TDS Voting Trust, and the trustees of the TDS Voting Trust have indicated that they have no current intention of converting Series A Common Shares into Common Shares.

        Actions submitted to a vote of shareholders other than the election of directors will generally be voted on only by holders of Common Shares, Series A Common Shares and series of Preferred Shares which have voting rights. Under the Restated Certificate, except as required by law, the holders of Special Common Shares will not have the right to vote in connection with an amendment to the Restated Certificate, any merger or consolidation of TDS with or into any other corporation, the dissolution of TDS or any other matter required to be voted on by shareholders.

        However, under Delaware law, the holders of the Special Common Shares will be entitled to vote as a class upon a proposed amendment to the Restated Certificate, whether or not entitled to vote thereon by the Restated Certificate, if the amendment would increase or decrease the par value of the shares of such class or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.

        Dividends.    Subject to the satisfaction of all Preferred Share dividend preference and redemption provisions, holders of common stock are entitled to receive such dividends as may be declared from time to time by the TDS Board. Dividends on each of the Special Common Shares, Common Shares and Series A Common Shares would be payable out of the assets of TDS legally available therefore.

        Unless the same dividends, on a per share basis, are declared and paid at the same time on any issued Special Common Shares, no dividends may be declared or paid on the Common Shares and, unless the same, or greater, dividends, on a per share basis, are declared and paid at the same time on the Common Shares and any issued Special Common Shares, no dividends may be declared or paid on the Series A Common Shares.

        Any decision to pay dividends in the future will depend on the financial condition, results of operations and business requirements of TDS. See "Dividend Policy."

        The current quarterly dividend rate is $0.175 per share. Since the Distribution will double the number of shares of common stock that is outstanding, following the Distribution, the TDS Board currently intends to establish a quarterly dividend on the Special Common Shares, Common Shares and Series A Common Shares in an amount equal to $0.0875 per share, which is one-half of the current quarterly dividend rate. The intent is that, immediately after the Distribution, a current holder of Common Shares and Series A Common Shares who retains the Special Common Shares received in the Distribution will continue to receive an aggregate dividend which is equal to the aggregate dividend which such shareholder currently receives from TDS (not considering any reductions in shares which may occur due to the payment of cash in lieu of fractional shares in the Distribution).

        Share Distributions.    The Restated Certificate provides that, in the case of dividends of shares of capital stock of TDS, Special Common Shares may be distributed on an equal per share basis to holders of Series A Common Shares, Common Shares, and any issued Special Common Shares.

        Liquidation Rights.    In the event of a liquidation, dissolution or winding up of TDS, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of TDS and subject to the prior payment in full of the preferential amounts to which any class or series of Preferred Shares or Undesignated Shares is entitled, the holders of the outstanding shares of common stock will be entitled to receive the remaining assets of TDS, divided among the holders of common stock in accordance with the per share "Liquidation Units" attributable to each class of common stock. Each Series A Common Share, Common Share and Special Common Share is attributed one Liquidation Unit.

        A consolidation, merger, or reorganization of TDS with any other corporation or corporations, or a sale of all or substantially all of the assets of TDS, will not be considered a dissolution, liquidation, or winding up of TDS within the meaning of these provisions.

        Conversion Rights.    The Common Shares are not, and the Special Common Shares will not be, convertible at the option of the holder into another class of common stock or any other security of TDS. The Series A Common Shares will continue to be convertible on a share-for-share basis at any time into Common Shares or Special Common Shares.

        Preemptive Rights.    The Common Shares do not, and the Special Common Shares will not, carry any preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of TDS or any other securities convertible into shares of any class of stock of TDS under the Restated Certificate. The Series A Common Shares will continue to have a preemptive right to acquire additional Series A Common Shares for cash, including treasury shares.

        Merger or Consolidation.    The Restated Certificate requires that any merger or consolidation of TDS requiring the approval of TDS's shareholders must be approved by a class vote of holders of Common Shares and a class vote of holders of Series A Common Shares, as well as by holders of a majority of the voting power of Preferred Shares, Common Shares and Series A Common Shares, voting together as a group. As a result, the TDS Voting Trust, as the holder of over 90% of the Series A Common Shares representing a majority of the voting power of TDS, together with holders of a majority of the Common Shares, could approve a merger or consolidation of TDS. Holders of Special Common Shares would have no vote in connection with such merger or consolidation.

        In any such merger or consolidation, the allocation of consideration would be determined by the TDS Board and would be subject to shareholder approval as described in the preceding paragraph. However, the Restated Certificate provides that in the event of a merger or consolidation of TDS, whether or not TDS is the surviving entity, the holders of Special Common Shares and Common Shares are entitled to receive the same per share consideration. For this purpose, the foregoing will be deemed to be satisfied if the consideration received by the holders of Special Common Shares consists of securities which have relative rights, preferences and limitations vis-à-vis the securities received by the holders of Common Shares that, in the judgment of the TDS Board, are substantially similar to the relative rights, preferences and limitations of the Special Common Shares vis-à-vis the Common Shares, respectively.

        Redemption to Protect Licenses.    As permitted by Delaware law, the Restated Certificate also includes a provision permitting TDS to redeem shares of capital stock, including the Special Common Shares (but not Series A Common Shares), to the extent necessary to prevent the loss or secure the reinstatement of any license or franchise from any governmental agency.

        Other Rights.    The Restated Certificate expressly permits the TDS Board to issue and sell shares of any class of capital stock even if the consideration which could be obtained by issuing or selling any other class of capital stock would be greater. The Restated Certificate also expressly permits the TDS Board to purchase shares of any class of capital stock, even if the consideration which would be paid by purchasing another class of capital stock would be less.

        In no event will any of the Special Common Shares, Common Shares or Series A Common Shares be split, subdivided or combined unless all such classes are proportionately split, subdivided or combined.

        The full text of the proposed Restated Certificate is incorporated herein by reference.

Certain Federal Income Tax Considerations

        The following discussion summarizes certain significant U.S. federal income tax consequences of the Distribution and of the ownership and disposition of Special Common Shares. The discussion does not address all aspects of federal taxation that may be relevant to particular shareholders of TDS, and it may not be applicable to shareholders who, for federal income tax purposes, are subject to special tax treatment, such as insurance companies, corporations subject to the alternative minimum tax, banks, dealers in securities, tax-exempt organizations or, except as specifically discussed below, foreign persons or to shareholders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The discussion does not address the effect of any applicable state, local or foreign laws or any federal tax laws other than those pertaining to the income tax. EACH SHAREHOLDER OF THE COMPANY SHOULD CONSULT SUCH SHAREHOLDER'S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE DISTRIBUTION AND OF THE OWNERSHIP AND DISPOSITION OF THE SPECIAL COMMON SHARES.

        The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations and rulings now in effect or proposed thereunder, current administrative rulings and practice, and judicial precedent, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to shareholders of TDS discussed herein. This discussion assumes that shareholders of TDS hold their Series A Common Shares and Common Shares of TDS as capital assets within the meaning of Section 1221 of the Code.

        The Distribution.    For U.S. federal income tax purposes:

            (i)  the Distribution will not result in income, gain or loss to TDS;

            (ii)  the Distribution will not result in income, gain or loss to any shareholder of TDS;

           (iii)  a shareholder's tax basis for Series A Common Shares prior to the Distribution will be allocated after the Distribution among the Series A Common Shares and the Special Common Shares distributed with respect to such Series A Common Shares in proportion to their relative fair market values at the time of the Distribution;

           (iv)  a shareholder's tax basis for Common Shares prior to the Distribution will be allocated after the Distribution among the Common Shares and the Special Common Shares distributed with respect to such Common Shares in proportion to their relative fair market values at the time of the Distribution;

           (v)  a shareholder's holding period for Special Common Shares received in the Distribution will include such shareholder's holding period for the Series A Common Shares with respect to which the Special Common Shares are distributed; and

           (vi)  a shareholder's holding period for Special Common Shares received in the Distribution will include such shareholder's holding period for the Common Shares with respect to which the Special Common Shares are distributed.

If a shareholder has acquired Series A Common Shares or Common Shares in separate "lots" at different times for different prices, the determinations of the tax basis and holding period for the Special Common Shares received in the Distribution will be made separately with respect to each lot.

        Ownership and Disposition of Special Common Shares.    For purposes of this discussion, a "U.S. holder" is any beneficial owner of Special Common Shares following the Distribution who or which is, for U.S. federal income tax purposes:

            (i)  an individual citizen or resident of the United States;

            (ii)  a corporation created or organized in or under the laws of the United States or of any political subdivision thereof;

           (iii)  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

           (iv)  a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or certain electing trusts that were in existence on August 19, 1996 and were treated as domestic trusts on that date.

        For purposes of this discussion, a "non-U.S. holder" is any beneficial owner of Special Common Shares following the Distribution who or which is not a "U.S. holder."

        Special rules, not discussed in this document, may apply to persons holding Special Common Shares through entities treated for U.S. federal income tax purposes as partnerships, and those persons should consult their own tax advisors in that regard.

          Distributions with Respect to Special Common Shares.    A distribution of cash with respect to Special Common Shares will be treated as a dividend for U.S. federal income tax purposes to the extent that it is paid out of current or accumulated earnings and profits of TDS. To the extent that the amount of a distribution exceeds the earnings and profits of TDS, it will be treated first as a tax-free return of capital to the extent of the holder's adjusted tax basis in the Special Common Shares and thereafter as capital gain.

          U.S. Holders.    In general, dividends paid to a U.S. holder of Special Common Shares will be taxed at the rates applicable to ordinary income. Under current legislation, non-corporate U.S. holders, including individuals, who receive distributions on Special Common Shares that are treated as dividends for U.S. federal income tax purposes may be subject to U.S. federal income taxation with respect to such distributions at reduced rates applicable to long-term capital gains, not exceeding 15%. This tax relief is available for certain dividends received in tax years beginning before January 1, 2009. Unless this tax reduction is extended by future legislation, dividends received in tax years beginning after December 31, 2008 will be taxed at the rates applicable to ordinary income. The reduced rate does not apply to dividends on stock with respect to which the holder does not meet a minimum holding period requirement or dividends on stock to the extent the holder is obligated to make related payments with respect to substantially similar or related property (e.g., pursuant to a short sale of such stock).

          To the extent that distributions on Special Common Shares are treated as dividends for U.S. federal income tax purposes, corporate U.S. holders might be eligible for a 70% dividends received deduction. Corporate U.S. holders of Special Common Shares are urged to consult their own tax advisors regarding the limitations on the availability of the dividends received deduction.

          Non-U.S. Holders.    Dividends paid to a non-U.S. holder of Special Common Shares generally will be subject to the withholding of U.S. federal income tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) unless the dividends are effectively connected with the conduct of a trade or business of the non-U.S. holder within the United States, in which case the non-U.S. holder generally will be taxed at rates applicable to U.S. holders (on a net income basis) on the dividends that are effectively connected with the conduct of such trade or business, and such dividends will not be subject to the withholding described above. If the non-U.S. holder is a corporation, any effectively connected income may also be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if the non-U.S. holder is eligible for the benefits of an income tax treaty that provides for a lower rate). A non-U.S. holder will be required to satisfy certain certification requirements to claim treaty benefits or otherwise claim a reduction of the withholding tax described above.

  Dispositions of Special Common Shares.

          U.S. Holders.    A U.S. holder of Special Common Shares generally will recognize capital gain or loss on a sale or exchange of Special Common Shares equal to the difference between the amount realized upon the sale or exchange and the holder's adjusted tax basis in the shares sold or exchanged. Any capital gain or loss will be long-term capital gain or loss if the holder's holding period for the shares sold or exchanged is more than one year. Long-term capital gain of a non-corporate U.S. holder, including an individual, that is recognized in tax years beginning before January 1, 2009 is generally taxed at a maximum rate of 15%. The deductibility of capital losses is subject to limitations. If, in accordance with the rules described in "—The Distribution," above, a shareholder holds more than one "lot" of Special Common Shares, the gain or loss realized on the sale or exchange and the holding period of the Special Common Shares sold or exchanged may be determined separately for each lot if the shareholder can adequately identify the lot or lots of Special Common Shares sold or exchanged. Otherwise, the lot or lots of Special Common Shares sold or exchanged must be determined on a first-in, first-out basis.

          Non-U.S. Holders.    A non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the sale or exchange of Special Common Shares unless (i) the gain is effectively connected with the conduct of a United States trade or business by the non-U.S. holder; (ii) in the case of a gain realized by an individual non-U.S. holder, the individual is present in the United States for 183 days or more during the taxable year of disposition and certain other conditions are satisfied; or (iii) TDS is or has been a "U.S. real property holding corporation" for U.S. federal income tax purposes during the five-year period preceding such sale or exchange (or if shorter, the period the non-U.S. holder held such Special Common Shares) and, during that period, the non-U.S. holder has owned (actually or constructively) more than 5% of the outstanding shares of Special Common Shares. TDS does not believe that it is a United States real property holding corporation as of the date hereof, although it has not determined or established whether it will be a United States real property holding corporation in the future.

  Information Reporting and Backup Withholding.

          U.S. Holders.    In general, information reporting requirements will apply to dividend payments on Special Common Shares and the payment of proceeds from the sale of Special Common Shares effected at a U.S. office of a broker or a non-U.S. office of a broker under certain circumstances. In addition, certain U.S. holders may be subject to backup withholding (currently at a rate of 28%) with respect to the payment of dividends on Special Common Shares and to the payment of proceeds from the sale of Special Common Shares effected at a U.S. office of a broker or a non-U.S. office of a broker under certain circumstances unless such U.S. holders provide a correct taxpayer identification number or certification of other exempt status and otherwise comply with the applicable requirements of the backup withholding rules.

          Non-U.S. Holders.    Information reporting and backup withholding (currently at a rate of 28%) may apply to dividend payments on Special Common Shares and the payment of proceeds from the sale of Special Common Shares. Non-U.S. holders may be required to establish their exemption from backup withholding by certifying their status on an appropriate Internal Revenue Service Form W-8BEN or other authorized withholding certificate.

          Any amount withheld under the backup withholding rules from a payment to a holder of Special Common Shares is allowable as a credit or a refund against such holder's U.S. federal income tax liability, provided that the holder furnishes the required information to the Internal Revenue Service.

        The foregoing is for general information only. Shareholders should consult their own tax advisors as to the federal, state, local and foreign tax consequences of the Distribution and of the ownership and disposition of Special Common Shares in their particular circumstances.

Securities Law Consequences of the Distribution

        Following the Distribution, Special Common Shares received in the Distribution, other than any shares received by affiliates of TDS within the meaning of the Securities Act, may be offered for sale and sold without registration under the Securities Act in the same manner as the Common Shares or Series A Common Shares with respect to which they were distributed. Holders of restricted shares and affiliates of TDS, as defined in the Securities Act, including the TDS Voting Trust, will continue to be subject to the restrictions specified in Rule 144 under the Securities Act with respect to Special Common Shares received in the Distribution.

        Executive officers, directors and holders of more than 10% of any class of registered equity securities of TDS will continue to be subject to the short-swing profit prohibitions and reporting obligations contained in Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as is the case presently with respect to the Common Shares, and the Series A Common Shares since they can be converted into Common Shares. Furthermore, because the Special Common Shares would be entitled to vote in the election of directors, holders of Special Common Shares will be subject to Section 13(d) of the Exchange Act and the rules thereunder, which generally require public disclosure of acquisitions of more than five percent of a class of voting equity securities that is registered under the Exchange Act. Common Shares (and Series A Common Shares, since they are convertible into Common Shares) will continue to be subject to Section 13(d). Persons or groups who are not now subject to the requirements of Section 16 or 13(d) may, after the Distribution, become subject to such requirements with respect to the ownership of Special Common Shares, if and when issued.

Listing on the American Stock Exchange

        The Common Shares of TDS are listed on the American Stock Exchange under the symbol "TDS." Application is also being made to list the Special Common Shares on the American Stock Exchange. The TDS Board has reserved up to 63,500,000 Special Common Shares for purposes of the Distribution and an additional 19,500,000 Special Common Shares for purposes of the possible conversion of TDS securities, employee benefit plans, and a dividend reinvestment plan.

Stock Transfer Agent and Registrar

        Computershare Investor Services (the "Transfer Agent") will continue to act as transfer agent and registrar for the Preferred Shares, Common Shares and Series A Common Shares and will also act as transfer agent for Special Common Share upon issuance thereof.

Dividend Reinvestment Plans

        TDS sponsors a Common Share Automatic Dividend Reinvestment and Stock Purchase Plan ("Common Share DRIP") and a Series A Common Share Automatic Dividend Reinvestment Plan ("Series A DRIP"), which will continue after the Distribution. TDS will adopt a similar dividend reinvestment plan for the holders of Special Common Shares ("Special Common Share DRIP") since the TDS Board intends to pay dividends on the Special Common Shares. The TDS Board has reserved 350,000 Special Common Shares for such purposes.

        Shareholders participating in the Common Share DRIP or the Series A DRIP at the time of the Distribution will automatically become participants in the Special Common Share DRIP with respect to the Special Common Shares distributed to participants of such plans.

        Shareholders receiving Special Common Shares in the Distribution with respect to shares held in the Common Share DRIP or the Series A DRIP will automatically have all whole and fractional Special Common Shares credited to the Special Common Share DRIP. Such shareholders will be permitted to receive certificates representing whole shares plus cash in lieu of fractional shares at any time after the Distribution upon request to the Transfer Agent.

Employee Benefit Plans

        TDS's 2003 Employee Stock Purchase Plan and 2004 Long-Term Incentive Plan were previously approved by shareholders. In connection with the Distribution, shareholders are also being asked to approve the amendment and adjustment of certain of such plans and agreements to reflect the effects of the Special Common Share Proposal and the Distribution. See "Proposal 2" and "Proposal 3."

        Certain adjustments will also be made pursuant to the terms of the TDS's 1994 Long-Term Incentive Plan ("1994 Plan"), and to the Chorus Communications Group, Ltd. Stock Incentive Plan ("Chorus Plan") that was adopted by TDS in connection with the acquisition of Chorus Communications Group, Ltd. Under such plans, outstanding options to acquire Common Shares of TDS will be adjusted so that, following the Distribution, each option to acquire one Common Share for a particular exercise price will represent an option to acquire one Common Share and one Special Common Share for the same exercise price as the pre-Distribution exercise price and under the same terms and conditions. The TDS Board has reserved 60,000 Special Common Shares for the 1994 Plan and 10,000 Special Common Shares for the Chorus Plan for such purposes.

        The TDS Board, including all of the independent directors of TDS, has also approved amendments to TDS's Tax-Deferred Savings Plan, a qualified plan under Section 401(k) of the Internal Revenue Code, to permit participants to invest in Special Common Shares through such plan. The TDS Board has reserved 45,000 Special Common Shares for such purposes.

Non-Employee Director Compensation Plan

        The TDS Board has also approved amendments to TDS's Non-Employee Director Compensation Plan to permit compensation to non-employee directors to be paid in Special Common Shares instead of Common Shares. The TDS Board has reserved 75,000 Special Common Shares for such purposes. See "Proposal 4".

Effect on Preferred Shares and Series A Common Shares

        After the Distribution, Series TT Preferred Shares, which are convertible into approximately 60,000 Common Shares of TDS, will be adjusted so that, immediately after the Distribution, such Preferred Shares will be convertible into approximately 60,000 Special Common Shares and approximately 60,000 Common Shares. The TDS Board has reserved 60,000 Special Common Shares for such purposes.

        The outstanding Series A Common Shares are convertible into approximately 6,500,000 Special Common Shares of TDS on a share-for-share basis, and approximately 80,000 Series A Common Shares are reserved for issuance under a dividend reinvestment plan which, when issued, would be convertible into approximately 80,000 Special Common Shares. Accordingly, the TDS Board has reserved 6,580,000 Special Common Shares for the possible conversion of Series A Common Shares.

        The TDS Board has unanimously approved the Special Common Share Proposal, believes that the adoption of the Special Common Share Proposal is in the best interests of TDS and all of its shareholders and unanimously recommends that you vote "FOR" the Special Common Share Proposal and the related proposals.

PROPOSAL 2—2004 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED

        Subject to the approval of the Special Common Share Proposal by the shareholders, the TDS Board recommends approval of the amended and restated TDS's 2004 Long-Term Incentive Plan.

SUMMARY OF PROPOSAL

        The TDS Board has approved an amendment and restatement of the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan (the "2004 Long-Term Incentive Plan"), subject to shareholder approval. The 2004 Long-Term Incentive Plan was approved by shareholders at the 2004 annual meeting and became effective on June 29, 2004.

        The TDS Board has determined that it would be desirable to make certain amendments to the 2004 Long-Term Incentive Plan, including the following:

  •
  to permit awards to be granted in Special Common Shares;

  •
  to authorize 12,000,000 Special Common Shares for issuance under such plan; and

  •
  to make certain other technical changes.

        If approved by shareholders, the amended and restated 2004 Long-Term Incentive Plan will be effective as of April 11, 2005. The following is a description of the 2004 Long-Term Incentive Plan, as proposed to be amended.

DESCRIPTION OF THE PLAN

General	Under the 2004 Long-Term Incentive Plan, the following awards may be granted:
	•	incentive stock options ("ISOs") and nonqualified stock options;
	•	stock appreciation rights ("SARs");
	•	bonus stock awards;
	•	restricted stock awards and restricted stock unit ("RSU") awards, which may be subject to a restriction period or specified performance measures or both;
	•	performance shares; and
	•	employer match awards for deferred bonus payments, as described below.

A total of 4,400,000 Common Shares and 12,000,000 Special Common Shares (together, the "Incentive Plan Stock") have been reserved for issuance under the 2004 Long-Term Incentive Plan, subject to adjustment in the event of a stock split, stock dividend or other changes in the capital structure of TDS. No grants may be made under the 2004 Long-Term Incentive Plan after ten years following its effective date.
Purposes of 2004	The purposes of the 2004 Long-Term Incentive Plan are:
Long-Term Incentive Plan	•	to align the interests of the shareholders of TDS and selected employees of TDS and certain of its affiliates who receive awards under the 2004 Long-Term Incentive Plan by increasing the interest of such employees in TDS's growth and success;
	•	to advance the interests of TDS by attracting and retaining key executive and management employees of TDS and certain of its affiliates; and
	•	to motivate such employees to act in the long-term best interests of TDS's shareholders.
Amendment
The TDS Board may amend the 2004 Long-Term Incentive Plan as it deems advisable, subject to any requirement of shareholder approval under applicable law; provided, however that, subject to adjustment for certain changes in the capital structure of TDS, no amendment may be made without the approval of the shareholders of TDS, if such amendment would:
	•	increase the maximum number of shares of any class of stock available for issuance under the 2004 Long-Term Incentive Plan; or
•
reduce the minimum purchase price, exercise price or base price of an award and provided further that, with respect to any ISO, no amendment shall effect any change inconsistent with Section 422 of the Code.
Termination	The 2004 Long-Term Incentive Plan will terminate on June 29, 2014, unless terminated earlier by the TDS Board.
Eligibility	Certain employees of TDS and its affiliates who are selected by the Committee, described below, are eligible to participate in the 2004 Long-Term Incentive Plan.
Maximum Award
The maximum number of shares of Incentive Plan Stock with respect to which awards of options, SARs, bonus stock, performance shares, restricted stock, RSUs, or any combination thereof, may be granted during any three-calendar year period to any participant in the 2004 Long-Term Incentive Plan is

1,000,000, subject to adjustment in the event of a stock split, stock dividend or other changes in the capital structure of TDS.
Administration
The 2004 Long-Term Incentive Plan will be administered by a committee (the "Committee") designated by the TDS Board, consisting of two or more members of the TDS Board, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act. Subject to the terms of the 2004 Long-Term Incentive Plan, the Committee will select employees for participation in the 2004 Long-Term Incentive Plan and will determine the form, amount and timing of each award and, if applicable, the number of shares of Incentive Plan Stock subject to an award granted thereunder, the purchase price or base price per share of Incentive Plan Stock associated with the award, the exercise price of any option award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of the award, including without limitation, the form of the agreement evidencing the award. The Committee will also have the authority to interpret the 2004 Long-Term Incentive Plan and establish any rules and procedures necessary or desirable for the administration of the 2004 Long-Term Incentive Plan.

Except in connection with certain specified transactions or events, such as changes in the capital structure of TDS, the Committee may not, without shareholder approval, reduce the exercise price or base price of an award.
Delegation
The Committee may delegate some or all of its power and authority under the 2004 Long-Term Incentive Plan to the President and Chief Executive Officer or other executive officer of TDS as it deems appropriate, to the extent legally permissible; provided, however, that such Committee may not delegate its power and authority regarding:
	•	the selection for participation in the 2004 Long-Term Incentive Plan of:
•
the Chief Executive Officer of TDS (or any employee who is acting in such capacity), l one of the four highest compensated officers of TDS (other than the Chief Executive Officer), or any other person deemed to be a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the exercise period of an option to be granted to such employee; or
		•	an officer or other person subject to Section 16 of the Exchange Act; or
•
decisions concerning the timing, pricing or number of shares subject to an award granted l to such an employee, officer or other person who is, or who in the Committee's judgment is likely to be, a covered employee.
Performance Measures	The Committee may establish performance measures as follows:
	•	The performance measures must be attained:
		•	during a performance period in order for an employee who is eligible to participate in the 2004 Long-Term Incentive Plan to be granted a performance stock option or certain SARs;
		•	during a performance period in order for certain types of stock options or certain types of SARs to become exercisable;
		•	as a condition to the grant of certain types of restricted stock, bonus stock and RSU awards;
		•	during the applicable restriction period or performance period as a condition to the award recipient's receipt, in the case of certain types of restricted stock awards, of shares of Incentive Plan Stock subject to such awards or in the case of certain types of RSU awards or performance share awards, of Incentive Plan Stock subject to such awards or the cash amount payable with respect to such awards (or a combination thereof).
	•	The performance measures may be one or more of the following:
		•	the attainment by a share of stock of a specified fair market value for a specified period of time;
		•	earnings per share;
		•	return on equity;
		•	return on capital;
		•	earnings on investments;
		•	cash flows;
		•	revenues;
		•	sales;
		•	costs;
		•	market share;
		•	attainment of cost reduction goals;
		•	customer count;
		•	attainment of business efficiency measures (i.e., cost per gross or net customer addition, revenue per customer, customer turnover rate, ratios of employees to volume of measures of business, and population in licensed or operating markets);
		•	financing costs;
		•	ratios of capital spending and investment to volume of business measures; and
		•	customer satisfaction survey results.

In the case of an option or SAR granted at fair market value on the date of grant, such performance measures also may include the attainment of individual performance objectives, or any other criteria and objectives established by the Committee or any combination thereof.
Employee Stock Options
The 2004 Long-Term Incentive Plan provides for the grant of ISOs and nonqualified stock options, and that the Committee will determine the exercise period and the purchase price of shares of Incentive Plan Stock at the time of grant, provided that the purchase price for shares of Incentive Plan Stock subject to an ISO is not less than 100% of the fair market value of such shares of stock on the date of grant. The exercise of an option entitles the optionee thereof to receive (subject to withholding taxes, if any) whole shares of Incentive Plan Stock. The aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which ISOs are exercisable for the first time by the optionee in any calendar year (under the 2004 Long-Term Incentive Plan and any other incentive stock option plan of TDS) may not exceed $100,000. ISOs granted under the 2004 Long-Term Incentive Plan may not be exercised after ten years from the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of TDS or any of its subsidiaries, the exercise price of any ISOs granted under the 2004 Long-Term Incentive Plan may not be less than 110% of the fair market value of the stock on the date of grant, and the exercise period may not exceed five years from the date of grant. All stock options will become immediately exercisable upon certain changes of control of TDS.
Stock Appreciation Rights
The 2004 Long-Term Incentive Plan provides for the grant of SARs. The number of shares of Incentive Plan Stock subject to an SAR, the period for the exercise of an SAR, the base price of an SAR and any performance measures applicable to an SAR will be determined by the Committee, provided that the base price per share of Incentive Plan Stock subject to an SAR shall not be less than

100% of the fair market value of a share of stock on the date of grant. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes, if any) whole shares of Incentive Plan Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the stock on the exercise date and the base price of the SAR, multiplied by the number of shares of Incentive Plan Stock with respect to which such SAR is issued. All SARs will become immediately exercisable upon certain changes of control of TDS.
Bonus Stock, Restricted Stock and Restricted Stock Unit Awards
The 2004 Long-Term Incentive Plan provides for the grant of bonus stock awards, which are vested upon grant. The 2004 Long-Term Incentive Plan also provides for restricted stock awards and RSU awards which will be subject to a restriction period. An RSU is a right to receive, upon vesting, a share of Incentive Plan Stock, or the fair market value of such share in cash, as specified by the agreement evidencing the award. An award of bonus stock, restricted stock or RSUs may be made upon the attainment of performance measures and an award of restricted stock or RSUs may be subject to the attainment of specified performance measures for the applicable restriction period. The terms of an award of restricted stock or RSUs, the restriction period and any performance measures will be determined by the Committee. Shares of restricted stock and RSUs will be subject to forfeiture if the holder does not remain continuously in the employment of TDS or any affiliate during the restriction period or, if the restricted stock or RSU is subject to performance measures, if such performance measures are not attained during the restriction period.

Any provisions relating to (i) the satisfaction of performance measures, (ii) the termination of the restriction period relating to a restricted stock award or RSU award and (iii) any forfeiture and cancellation of a restricted stock award or RSU award upon an employee's termination of employment, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the agreement with respect to the award; provided, however that, unless otherwise specified in the agreement with respect to a particular restricted stock award or RSU award, in the event of transfer of employment to an affiliate not deemed an employer under the 2004 Long-Term Incentive Plan, such employment with the affiliate shall be used solely for the purpose of determining whether any applicable service requirement is satisfied during the restriction period.

Unless otherwise set forth in an award agreement and subject to the terms and conditions of a restricted stock award, the holder of such award shall have all the rights as a shareholder of TDS, including but not limited to, voting rights, the right to receive dividends or other distributions and the right to participate in any capital adjustment applicable to all shareholders of TDS.

Prior to the settlement of an RSU award in shares of Incentive Plan Stock, the holder of such RSU shall have no rights as a shareholder of TDS with respect to the shares of Incentive Plan Stock subject to such award; however, the agreement for the award may allow the holder of the RSU to receive, on a current or deferred basis, dividend equivalents on such RSU and may also provide interest on, or the deemed reinvestment of, any deferred dividend equivalents.
All restriction periods applicable to restricted stock awards or RSU awards will lapse and any performance measures will be deemed satisfied at the target level upon certain changes of control of TDS.
Performance Share Awards	The 2004 Long-Term Incentive Plan provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a share of Incentive Plan Stock, which may be a restricted stock, or the fair market value of such share in cash, as specified by the agreement evidencing the award. The number of shares of Incentive Plan Stock subject to a performance award, the applicable performance measures and performance period, and the terms of a performance share award will be determined by the Committee. If the specified performance measures are not attained during the applicable performance period, then the award recipient forfeits the performance share award. Any terms relating to (i) the satisfaction of performance measures, (ii) the termination of the performance period relating to a performance share award or (iii) any forfeiture and cancellation of an award upon an employee's termination of employment, whether by reason of disability, retirement, death, or any other reason, shall be determined by the Committee and set forth in the agreement with respect to the award; provided, however that, unless otherwise specified in the agreement with respect to a performance share award, in the event of transfer of employment to an affiliate not deemed an employer under the 2004 Long-Term Incentive Plan, such employment with the affiliate shall be used solely for the purpose of determining whether any applicable service requirement is satisfied during the performance period.
All performance periods applicable to performance share awards will lapse and any performance measures will be deemed satisfied at the target level upon certain changes of control of TDS.
Employer Match Awards
The 2004 Long-Term Incentive Plan permits an employee selected by the Committee to elect to defer all or a portion of his or her annual bonus to a deferred compensation account, provided, however, that the amount subject to such deferral election with respect to any year shall not exceed $400,000. If a selected employee elects to defer all or a portion of his or her annual bonus, an Employer match award may be allocated to the employee's deferred compensation account in an amount equal to a percentage specified by the Committee of the employee's deferred annual bonus amount, provided that such percentage shall not exceed 33 1/3%. An employee will be fully vested in the deferred bonus amounts credited to his or her deferred compensation account. One-third of the Employer match awards credited to the employee's deferred compensation account shall become vested on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of TDS or an affiliate on such date and the amount credited to his or her deferred compensation account has not been distributed before such date. An employee's deferred compensation account will be deemed to be invested in whole or fractional phantom Common Shares, unless the Committee determines any deferred amount credited after the date of the Committee's determination, and any Employer match award attributable thereto, will be deemed to be invested in whole or fractional phantom Special Common Shares. An employee will receive an amount equal to his or her vested deferred compensation account balance when he or she terminates employment with TDS and all of its affiliates; provided, however, that an employee may elect to receive all or a portion of his or her deferred annual bonus, any related vested Employer match awards and all deemed investment earnings on such amounts at an earlier date if:
• such election is made at the time the employee elects to defer the bonus amount; and
• such earlier date is at least two years after the date of his or her deferral election.
In addition, the Committee may approve a distribution of all or a portion of an employee's vested deferred compensation account in the event of an unforeseeable emergency causing severe financial hardship. Amounts credited to an employee's deferred compensation account under the 2004 Long-Term Incentive Plan are not transferable by the award recipient other than:
•	pursuant to a beneficiary designation effective on the award recipient's death; or
•	pursuant to a court order entered in connection with a dissolution of marriage or child support.
Subject to the change in control provisions of the 2004 Long-Term Incentive Plan and unless otherwise specified in the agreement with respect to an Employer match award:
•	in the event of a termination of employment by reason of disability or death, any l Employer match award will become vested to the extent not previously forfeited; and
•	in the event of a termination of employment for any other reason, any unvested Employer l match award will be forfeited.
All Employer match awards will become fully vested upon certain changes of control of TDS.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of the federal income tax consequences of awards made under the 2004 Long-Term Incentive Plan. The following should not be relied upon as being a complete description of such consequences and does not address the state, local or other tax consequences of awards made under the 2004 Long-Term Incentive Plan.

Stock Options	An award recipient will not recognize taxable income upon the grant of a stock option. An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) upon exercise of a nonqualified stock option equal to the excess of the fair market value on the date of exercise of the shares purchased over their exercise price, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies. An award recipient will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the award recipient, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and TDS will not be entitled to any corporate income tax deduction. If, however, such shares are disposed of within such two or one year periods, then in the year of the disposition of the shares the award recipient generally will recognize compensation taxable as ordinary income equal to the excess of
• the lesser of:
• the amount realized upon such disposition; or
• the fair market value of such shares on the date of exercise
• over the exercise price;
and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies.
Stock Appreciation Rights
An award recipient will not recognize taxable income upon the grant of an SAR. In the case of an award settled in unrestricted shares of Incentive Plan Stock, an award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) upon exercise of an SAR equal to the fair market value of such shares delivered and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies. If restricted stock is delivered upon exercise of an SAR, the tax consequences associated with such restricted stock shall be determined in accordance with the section below titled "Restricted Stock". The tax treatment of SARs settled in whole or in part in cash are not addressed because of the uncertainty regarding the application of the adverse tax consequences under Section 409A of the Code to the recipients of such SAR awards. TDS does not intend to grant any cash-settled SAR awards until the application of Section 409A of the Code to such SAR awards is settled.
Bonus Stock
An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) in respect of an award of shares of bonus stock at the time such shares are awarded in an amount equal to the then fair market value of such shares and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies.
Restricted Stock
An award recipient will not recognize taxable income at the time of an award of shares of restricted stock, and TDS will not be entitled to a corporate income tax deduction at such time, unless the award recipient makes an election to be taxed at the time the shares of restricted stock are granted. If such election is made, the award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. TDS is entitled to a corresponding corporate income tax deduction at the time the ordinary income is recognized by the award recipient, except to the extent the limit of Section 162(m) of the Code applies. In addition, an award recipient receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies.
Restricted Stock Units
An award recipient will not recognize taxable income at the time of an award of an RSU, and TDS will not be entitled to a corporate income tax deduction at such time. An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time the restrictions on the award lapse in an amount equal to the fair market value of any shares delivered and any cash paid by TDS, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies.
Performance Shares
An award recipient will not recognize taxable income upon the grant of performance shares and TDS will not be entitled to a corporate income tax deduction at such time. Upon the settlement of performance shares in the form of unrestricted shares of Incentive Plan Stock or cash or a combination of both, the award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and any cash paid by TDS, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies. Upon the settlement of performance shares in the form of restricted stock, the tax consequences associated with such restricted stock shall be determined in accordance with the above section titled "Restricted Stock".

Deferral Of Annual	An award recipient will not recognize taxable income
Bonus Amount and Employer Match Award	•	on any annual bonus amount which he or she timely elects not to receive currently by deferring such amount into a deferred compensation account; or
	•	upon the grant of an Employer match award;

and TDS will not be entitled to a corporate income tax deduction at such time. At the time the award recipient receives a distribution from his or her deferred compensation account, the award recipient will recognize the distributed amount as compensation taxable as ordinary income (subject to income tax withholding), and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Code applies.
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's Chief Executive Officer and the corporation's four most highly compensated executive officers other than the Chief Executive Officer. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "qualified performance-based compensation." Qualified performance-based compensation generally must satisfy all of the following requirements:
	•	the compensation must be payable solely on account of the attainment of pre-established objective performance measures;
	•	the performance measures must be determined by a committee consisting solely of two or more "outside directors;"
	•	the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's shareholders; and
	•	the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made.

Compensation payable with respect to stock options and SARs will be considered qualified performance-based compensation, however, if such awards (i) have a purchase or base price at least equal to the fair market value of the underlying shares of Incentive Plan Stock on the date of grant; (ii) are granted by a committee consisting solely of two or more "outside directors" and (iii) satisfy the 1,000,000 share limit described in the above section titled "Maximum Award."

It is intended that TDS's Long-Term Compensation Committee, which will administer the 2004 Long-Term Incentive Plan, will consist solely of two or more "outside directors" as defined for purposes of Section 162(m) of the Code. As a result, and based on regulations published by the United States Department of the Treasury, certain compensation under the 2004 Long-Term Incentive Plan, such as that payable with respect to (i) certain options and SARs; (ii) restricted stock and RSUs granted as a result of the attainment of performance measures or with restrictions based upon the attainment of performance measures; (iii) performance awards and (iv) bonus stock granted as a result of the attainment of performance measures, may not be subject to the $1 million deduction limit under Section 162(m) of the Code. Other compensation under the 2004 Long-Term Incentive Plan, such as that payable with respect to (i) restricted stock and restricted stock units not granted as a result of the attainment of performance measures with restrictions not based upon the attainment of performance measures; (ii) bonus stock not granted as a result of the attainment of performance measures and (iii) Employer match awards, generally is expected to be subject to such limit.

        The following table discloses the benefits or amounts that will be received by or allocated to each of the following under the plan being acted upon, if such benefits or amounts are determinable, as of December 31, 2004.

PLAN BENEFITS UNDER 2004 LONG-TERM INCENTIVE PLAN

		Company Match Award for 2004(2)
Name	Number of Common Shares Subject to Options(1)	Dollar Value	Number of Shares
LeRoy T. Carlson, Jr.	429,221	$—	—
Sandra L. Helton	183,410	—	—
James Barr III	37,185	—	—
John E. Rooney(3)	—	—	—
LeRoy T. Carlson	211,220	(4)	(4)
Other Executives	378,576	—	—

Executive Group	1,239,612	—	—
Non-Executive Board of Director Group	—	—	—
Non-Executive Employee Group	1,030,972	—	—

TOTAL	2,270,584	—	—

(1)
Since the option exercise price for all awards is equal to the fair market value of the Common Shares on the grant date, no value was assigned to the options for purposes of the above table. After the Distribution described in Proposal 1, each option for Common Shares will be converted into a tandem option for one Common Share and one Special Common Share for the same exercise price as the pre-Distribution exercise price and under the same terms.

(2)
Represents the dollar value and number of shares of the Employer Match Award for 2004, which is represented by phantom Common Shares of TDS.

(3)
John E. Rooney does not participate in the 2004 Long-Term Incentive Plan but is listed above pursuant to the rules of the SEC. Mr. Rooney participates in U.S. Cellular's long-term incentive plan.

(4)
Although, Mr. Carlson has elected to defer 100% of his bonus for 2004, the Company Match Award with respect to such bonus cannot be determined at this time because Mr. Carlson's bonus for 2004 has not yet been determined or approved.

        This description of the amended 2004 Long-Term Incentive Plan is a summary only and is qualified by the terms of the 2004 Long-Term Incentive Plan, as amended. Although the 2004 Long-Term Incentive Plan authorizes the issuance of tracking stock shares of certain groups, TDS has no plans to issue such shares.

        This proposal will not be implemented if the Special Common Share Proposal is not approved or implemented.

        The TDS Board recommends a vote "FOR" approval of the amended and restated 2004 Long-Term Incentive Plan.

PROPOSAL 3—2003 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED

        Subject to the approval of the Special Common Share Proposal by the shareholders, the TDS Board recommends approval of the amended and restated 2003 Employee Stock Purchase Plan.

SUMMARY OF PROPOSAL

        The TDS Board has approved an amended and restated Telephone and Data Systems, Inc. 2003 Employee Stock Purchase Plan (the "Purchase Plan"), subject to shareholder approval. The Purchase Plan was adopted by the TDS Board and became effective April 1, 2003, and the shareholders of TDS approved such plan at the 2003 annual meeting.

        The TDS Board has determined that it would be desirable to amend and restate the 2003 Employee Stock Purchase Plan, including the following:

  •
  permit participants to invest in Special Common Shares;

  •
  to authorize 320,000 Special Common Shares for issuance under such plan; and

  •
  make certain other technical changes.

DESCRIPTION OF PLAN

Purposes of Plan	The purpose of the Purchase Plan is to:
•
encourage and facilitate the purchase of Common Shares prior to the Special Common Shares Effective Date, as defined below, and Special Common Shares on and after the Special Common Shares Effective Date (the "Plan Shares") by eligible employees of TDS and its subsidiaries,
	•	provide an additional incentive to promote the best interests of TDS and its subsidiaries, and
	•	provide an additional opportunity to participate in TDS's and its subsidiaries' economic progress.

A total of 250,000 Common Shares and 320,000 Special Common Shares will be available for purchase under the Purchase Plan, subject to adjustment in the event of certain changes to TDS's capital structure, as described in the Purchase Plan.
Administration
The Purchase Plan will be administered by a three-person committee (the "Committee") composed of persons who are ineligible to participate in the Purchase Plan. Subject to the express provisions of the Purchase Plan, the Committee will have complete authority to interpret the Purchase Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Purchase Plan.

The TDS Board may at any time, and from time to time, amend the Purchase Plan in any respect, except that, without shareholder approval, no amendment may be made changing the number of shares to be reserved under the Purchase Plan (unless certain changes occur in TDS's capital structure as described in the Purchase Plan), or that would otherwise require shareholder approval under applicable law.
The Committee shall determine when the following conditions, established by the TDS Board, have been satisfied with respect to the Special Common Shares:
	•	approval by the shareholders of the amendment to TDS's Restated Certificate of Incorporation to increase the authorized number of Special Common Shares;
	•	the effectiveness of the amendment described above;
	•	the effectiveness of the distribution of Special Common Shares in a stock dividend;
	•	registration of the Special Common Shares for the Purchase Plan with the Securities and Exchange Commission;
	•	listing of the Special Common Shares on the American Stock Exchange;
	•	receipt of all required approvals and consents;
	•	no legal prohibition; and
	•	no rescission by the TDS Board of the amended and restated Telephone and Data Systems, Inc. 2003 Employee Stock Purchase Plan.

On the first day of the first Purchase Period, as defined below, for which the Committee determines that the above conditions have been satisfied (the "Special Common Shares Effective Date"), each participant in the Purchase Plan will be granted an option on all subsequent Purchase Dates to purchase only Special Common Shares and not the previously granted Common Shares.

Purchase Periods/Termination
The Purchase Plan will terminate on December 31, 2008, or, if earlier, upon the purchase by participants of all applicable Plan Shares that may be issued under the Purchase Plan or any earlier time in the discretion of the TDS Board. The Purchase Plan provides for consecutive calendar quarter "Purchase Periods." The last day of each Purchase Period is a "Purchase Date." In addition, the date on which the Purchase Plan terminates will be treated as a "Purchase Date."
Eligibility and Participation
In general, participation in the Purchase Plan is available to any Eligible Employee (as defined below) of TDS or any of its participating subsidiaries that has adopted the Purchase Plan with the prior approval of TDS. An "Eligible Employee" is any employee of TDS, or a participating subsidiary, other than a leased employee (within the meaning of Section 414(n) of the Code). Each Eligible Employee can enroll in the Purchase Plan as of the first day of the calendar month (or any later calendar month) following the date on which the Eligible Employee completes the Purchase Plan's eligibility service requirement. The Purchase Plan's eligibility service requirement is satisfied if an employee completes at least three months of continuous service with TDS or any subsidiary thereof (regardless of whether the subsidiary is a participating subsidiary). Under the Purchase Plan, an entry date occurs on the first day of each calendar month. Upon enrollment, an Eligible Employee will become a "Participant" in the Purchase Plan. Approximately 11,000 employees will be eligible to participate in the Purchase Plan as of April 11, 2005.
Payroll Deductions
Upon enrollment in the Purchase Plan, the Participant elects his or her rate of payroll deduction contributions in an amount not less than 1 and not more than 15 percent of the Participant's compensation (as defined in the Purchase Plan) for each payroll period, effective as soon as administratively practicable after such election is made. A Participant can periodically elect to increase or decrease his or her rate of payroll deductions under the Purchase Plan, in the manner prescribed by the Committee. In addition, a Participant can elect to withdraw from the Purchase Plan for the remainder of any calendar year, as described below.
Employee Stock Purchase Account
An "Employee Stock Purchase Account" will be established on behalf of each Participant to hold payroll deduction contributions made under the Purchase Plan. Subject to a Participant's right to withdraw as described below, the balance of each Participant's Employee Stock Purchase Account will be applied on each Purchase Date to purchase the number of Plan Shares determined by dividing the balance of such account as of such date by the Purchase Price of a Plan Share on such date. The "Purchase Price" under the Purchase Plan on a Purchase Date is 85 percent of the closing price of a Plan Share on the American Stock Exchange on such date, or if such date is not a trading day, 85 percent of the closing price of a Plan Share on the next preceding trading day, rounded up to the nearest whole cent. The number of Plan Shares to be purchased on a Purchase Date will be rounded to the nearest one ten-thousandth of a share (or such other fractional interest determined by the Committee).
Purchase Limits
A Participant's right to purchase Plan Shares during any calendar year shall be limited to the extent necessary so that the Participant's right to purchase Plan Shares under the Purchase Plan and under all other employee stock purchase plans maintained by TDS or any of its subsidiaries shall not accrue at a rate in excess of $25,000 of the fair market value of Plan Shares (determined on the grant date) for any calendar year determined in accordance with Section 423(b)(8) of the Code and the regulations promulgated thereunder. Further, no Eligible Employee will be allowed to purchase Plan Shares under the Purchase Plan if such Eligible Employee, immediately after such purchase, would own stock possessing five percent or more of the total combined voting power or value of all classes of issued and outstanding stock of TDS or any of its subsidiaries. If any portion of a Participant's Employee Stock Purchase Account cannot be applied to purchase Plan Shares on a Purchase Date as a result of such limitations, such amount will promptly be refunded to the Participant. If the number of Plan Shares to be purchased on behalf of all Participants collectively exceeds the number of Plan Shares available for purchase under the Purchase Plan, the number of Plan Shares to be purchased by each Participant on the Purchase Date will be proportionately reduced in the manner described in the Purchase Plan. Amounts credited to a Participant's Employee Stock Purchase Account that are not applied to purchase Plan Shares as a result of this limitation will promptly be refunded to the Participant.
Stock Account
A Stock Account will be established on behalf of each Participant by a custodian selected by TDS. As of each Purchase Date, each Participant's Stock Account will be credited with the number of whole and fractional Plan Shares purchased on the Participant's behalf under the Purchase Plan on such date. Plan Shares credited to a Participant's Stock Account will be held by the custodian as nominee. The custodian will establish procedures pursuant to which a Participant can elect that Plan Shares credited to such account be registered in the name of the Participant (or jointly in the name of a Participant and one other person), and that certificates representing such Plan Shares be issued to the Participant.
Withdrawal
A Participant can elect to withdraw from the Purchase Plan at any time. A Participant's election to withdraw will be made in the time and manner prescribed by the Committee. Upon withdrawal from the Purchase Plan, the balance of the Participant's Employee Stock Purchase Account promptly will be refunded to the Participant. A Participant who withdraws from the Purchase Plan will not be eligible to elect to recommence participation in the Purchase Plan until January 1 of the next calendar year.

In the event of a Participant's termination of employment for any reason, including death, the Participant's participation in the Purchase Plan will cease and the balance of the Participant's Employee Stock Purchase Account will promptly be refunded to the Participant.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of the federal income tax consequences relating to the acquisition of Plan Shares under the Purchase Plan. The following should not be relied upon as being a complete description of such consequences and does not address the state, local or other tax consequences of the acquisition of Plan Shares under the Purchase Plan.

Section 423	TDS believes that the Purchase Plan qualifies under Section 423 of the Code as an employee stock purchase plan. Under Section 423, the Participant does not recognize any taxable income at the time Plan Shares are purchased under the Purchase Plan.
Dispositions
If a Participant disposes of Plan Shares purchased under the Purchase Plan within two years of the applicable Purchase Date (as defined above), the Participant will recognize ordinary compensation income in the amount of the excess of the fair market value of the Plan Shares on such Purchase Date over the Purchase Price of the shares. The Participant's cost basis in the Plan Shares will be increased by the amount of such ordinary compensation income. If the amount realized upon such disposition exceeds the Participant's cost basis in the Plan Shares (as so increased), the Participant will recognize capital gain in the amount of the difference between the amount realized and such adjusted cost basis. Under current tax law, gain on capital assets held for 12 months or less is treated as "short-term" capital gain which is not eligible for certain preferential tax treatment afforded "long-term" capital gain. In the event the amount realized is less than the cost basis in the Plan Shares (as so increased), the Participant will recognize capital loss in the amount of the difference between the adjusted cost basis and the amount realized.

If a Participant disposes of Plan Shares purchased under the Purchase Plan two years or more after the applicable Purchase Date, the tax treatment will be different. The Participant will recognize ordinary compensation income in the amount of the lesser of:
• the excess of the fair market value of the Plan Shares on the Purchase Date over the Purchase Price of the shares; and
• the excess of the amount realized upon disposition of the Plan Shares over the Purchase Price of the Plan Shares.

The Participant's cost basis in the Plan Shares will be increased by the amount of such ordinary compensation income. In addition, the Participant will recognize long-term capital gain equal to the difference (if any) between the amount realized upon such disposition and the adjusted cost basis in the Plan Shares (as so increased). In the event the amount realized is less than the Purchase Price, the Participant will recognize long-term capital loss in the amount of the difference between the Purchase Price and the amount realized.
Section 401(a)	The Purchase Plan is not intended to be qualified under Section 401(a) of the Code.
Plan Benefits
TDS has not provided a table of new plan benefits since the benefits to executive officers is not determinable. The benefits will depend on the number of Plan Shares which the executive officers will subscribe for, if any, under the plan and the future price of such shares.

        This description of the Purchase Plan is a summary only and is qualified by the terms of the Purchase Plan itself.

        This proposal will not be implemented if the Special Common Share Proposal is not approved or implemented.

        The TDS Board recommends a vote "FOR" approval of the amended and restated 2003 Employee Stock Purchase Plan.

PROPOSAL 4—COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

SUMMARY OF PROPOSAL

        The TDS Board approved amendments to the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors, subject to shareholder approval.

        The TDS Board has determined that it would be desirable to make certain amendments to the Compensation Plan for Non-Employee Directors, including the following:

  •
  to permit certain compensation to non-employee directors to be paid in Special Common Shares instead of Common Shares; and

  •
  to authorize 75,000 Special Common Shares for issuance under such plan.

        Accordingly, the Telephone and Data Systems, Inc. Compensation Plan for Non-Employee Directors is being submitted for approval by the shareholders at the Special Meeting. If approved by shareholders, the Directors Plan will be effective April 11, 2005. The following is a description of the Directors Plan, as proposed to be amended.

DESCRIPTION OF THE PLAN

General	Each director of TDS who is not an employee of TDS or its subsidiaries ("Non-Employee Directors"), will receive:
	•	an annual director's retainer fee of $34,000 paid quarterly, provided however, that the Chairperson of the TDS Board will receive an additional $34,000
	•	a director's meeting fee of $1,500 for each board meeting attended; and
	•	reimbursement of reasonable expenses incurred in connection with attendance at board meetings.
Each Non-Employee Director who serves on the Audit Committee will receive:
	•	an annual committee retainer fee of $8,000 paid quarterly; provided however, that the Chairperson of the Audit Committee will receive an annual committee retainer fee of $18,000 paid quarterly;
	•	a committee meeting fee of $1,500 for each Audit Committee meeting attended; and
	•	reimbursement of reasonable expenses incurred in connection with attendance at Audit Committee meetings.
Each Non-Employee Director who serves on the Long-Term Compensation Committee will receive:
•
an annual committee retainer fee of $2,000 paid quarterly; provided however, that the Chairperson of the Long-Term Compensation Committee will receive an annual committee retainer fee of $4,000 paid quarterly;
	•	a committee meeting fee of $1,000 for each Long-Term Compensation Committee meeting attended; and
	•	reimbursement of reasonable expenses incurred in connection with attendance at Long-Term Compensation Committee meetings.
Fees for special meetings and all committee meetings will be paid in cash.
Payment in Common Stock
However, each Non-Employee Director will receive 50% of his or her board and committee retainers and 50% of meeting fees for regularly scheduled meetings of the board in the form of common stock of TDS. Each Non-Employee Director may elect to receive an additional percentage of such retainers and meeting fees in the form of common stock, up to 100%. The election must be made annually and is irrevocable for the one-year period.

For retainers and regular meetings of the TDS Board in 2005, such common stock will continue to consist of Common Shares previously authorized for the Plan. For retainers and regular meetings of the TDS Board in 2006, and subsequent years, such common stock will consist of Special Common Shares.

The number of shares to be delivered will be determined on the basis of the average closing price of Common Shares or Special Common Shares, as applicable, as reported in the American Stock Exchange Composite Transactions section of the Wall Street Journal for the twenty trading days before the end of the quarter or the date of the board meeting.
A total of 65,000 Common Shares and 75,000 Special Common Shares have been reserved for issuance under the Directors Plan.
Federal Income Taxes
In general, a Non-Employee Director who is issued Common Shares or Special Common Shares under the Plan will recognize taxable compensation in the year of issuance in an amount equal to the fair market value of such Common

Shares or Special Common Shares at the end of the quarter (for retainer fees) or the date of the board meeting (for meeting fees), and TDS will be allowed a deduction for federal income tax purposes at the time the Non-Employee
Director recognizes taxable compensation equal to the amount of compensation recognized by such Non-Employee Director.

In general, a Non-Employee Director's basis for Common Shares and Special Common Shares received under the Plan will be the amount recognized as taxable compensation, determined separately for each payment of Common Shares and Special Common Shares, and a Non-Employee Director's holding period for such shares will begin on the date the person recognizes taxable compensation with respect to the shares. The foregoing tax effects may be different if Common Shares or Special Common Shares are subject to restrictions imposed by Section 16(b) of the Exchange Act, unless the Non-Employee Director makes an appropriate election under Section 83(b) of the Internal Revenue Code of 1986, as amended.
Plan Benefits	No disclosure is being made of the benefits or amounts that will be received by or allocated to any participants since the amount is not determinable until earned and paid.

        This proposal will not be implemented if the Special Common Share Proposal is not approved or implemented.

        The TDS Board recommends a vote "FOR" approval of the Non-Employee Directors Compensation Plan, as amended.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On December 31, 2004, TDS had outstanding and entitled to vote 51,015,083 Common Shares, par value $.01 per share (excluding 5,361,484 Common Shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS); 6,420,857 Series A Common Shares, par value $.01 per share; and 38,645 Preferred Shares, par value $.01 per share.

        Each of the outstanding Common Shares and Preferred Shares is entitled to one vote and each of the outstanding Series A Common Shares is entitled to ten votes. Accordingly, the voting power of all outstanding Series A Common Shares was 64,208,570 votes. The total voting power of all outstanding shares of all classes of capital stock was 115,262,298 votes at December 31, 2004 with respect to matters other than the election of directors.

Security Ownership of Management

        The following table sets forth as of December 31, 2004, or the latest practicable date, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of TDS, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D., and Prudence E. Carlson(3)	Series A Common Shares	6,065,088	94.5%	10.6%	52.6%
LeRoy T. Carlson(4)(10)	Common Shares Series A Common Shares	260,049 52,560	* *	* *	* *
LeRoy T. Carlson, Jr.(5)(10)	Common Shares Series A Common Shares	478,739 17,741	* *	* *	* *
Walter C.D. Carlson(6)	Common Shares Series A Common Shares	3,908 870	* *	* *	* *
Letitia G. Carlson, M.D.(7)	Common Shares Series A Common Shares	1,485 940	* *	* *	* *
Sandra L. Helton(10)	Common Shares	186,640	*	*	*
James Barr III(10)	Common Shares	42,681	*	*	*
Donald C. Nebergall(9)	Common Shares Series A Common Shares	2,599 1,042	* *	* *	* *
Herbert S. Wander	Common Shares	2,410	*	*	*
George W. Off	Common Shares	3,543	*	*	*
Martin L. Solomon	Common Shares	2,673	*	*	*
Kevin A. Mundt	Common Shares	2,384	*	*	*
Mitchell H. Saranow	Common Shares	1,250	*	*	*
John E. Rooney	Common Shares	1,050	*	*	*
All directors, director nominees and executive officers as a group (26 persons)(8)(10)	Common Shares	1,410,492	2.8%	2.5%	1.2%
	Series A Common Shares	6,143,741	95.7%	10.7%	53.3%

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. Under the terms of the voting trust, the trustees hold and vote the TDS Series A Common Shares held in the trust. If the voting trust were terminated, the following individuals, directly or indirectly, would each be deemed to own beneficially more than 5% of the outstanding TDS Series A Common Shares: LeRoy T. Carlson, Jr., Catherine Mouly (wife of LeRoy T. Carlson, Jr.), Walter C.D. Carlson, Prudence E. Carlson, Richard Beckett (husband of Prudence E. Carlson), and Letitia G. Carlson, M.D. Prudence E. Carlson holds 179,247 Series A Common Shares directly outside of this voting trust.

(4)
Includes 52,560 Series A Common Shares held by Mr. LeRoy T. Carlson's wife. Mr. Carlson disclaims beneficial ownership of such shares. Does not include 37,241 Series A Common Shares held for the benefit of LeRoy T. Carlson or 187,202 Series A Common Shares held for the benefit of Mr. Carlson's wife (an aggregate of 224,443 shares, or 3.5% of class) in the voting trust described in footnote (3). Beneficial ownership is disclaimed as to Series A Common Shares held for the benefit of his wife.

(5)
Includes 1,145 Common Shares and 5,226 Series A Common Shares held by Mr. LeRoy T. Carlson, Jr.'s wife outside the voting trust described in footnote (3). Does not include 1,809,490 Series A Common Shares (28.2% of class) held in the voting trust described in footnote (3), of which 174,928 shares are held for the benefit of LeRoy T. Carlson, Jr. and 1,542,592 shares are held by family partnerships, of which Mr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 91,970 Series A Common Shares held for the benefit of his wife, his children and others in such voting trust.

(6)
Does not include 1,884,126 Series A Common Shares (29.3% of class) held in the voting trust described in footnote (3), of which 1,090,442 shares are held for the benefit of Walter C.D. Carlson and 679,899 shares are held by a family partnership, of which Mr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 113,786 Series A Common Shares held for the benefit of his wife and children in such voting trust.

(7)
Does not include 1,833,481 Series A Common Shares (28.6% of class) held in the voting trust described in footnote (3), of which 1,056,269 shares are held for the benefit of Letitia G. Carlson, M.D., and 679,899 shares are held by a family partnership, of which Dr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 97,313 Series A Common Shares held for the benefit of her husband and children in such voting trust.

(8)
Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(9)
Does not include 437,272 Series A Common Shares (6.8% of class) held as trustee under trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson, or 284 Series A Common Shares held for the benefit of Donald C. Nebergall, which are included in the voting trust described in footnote (3).

(10)
Includes the following number of Common Shares that may be purchased pursuant to stock options and/or stock appreciation rights which are currently exercisable or exercisable within 60 days: Mr. LeRoy T. Carlson, 228,882 shares; Mr. LeRoy T. Carlson, Jr., 457,838 shares; Ms. Helton, 183,410 shares; Mr. Barr, 37,185 shares; all other executive officers, 394,862 shares; and all directors and officers as a group 1,302,177 shares.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of December 31, 2004, or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS's stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

Shareholder's Name and Address	Title of Class or Series	Shares of Class or Series Owned	Percent of Class	Percent of Shares of Common Stock	Percent of Voting Power(1)
Southeastern Asset Management, Inc.(2) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Common Shares	11,622,457	22.8%	20.2%	10.1%
Capital Research and Management Company(3) 333 South Hope Street Los Angeles, CA 90071	Common Shares	5,841,400	11.5%	10.2%	5.1%
Gabelli Funds, LLC(4) One Corporate Center Rye, New York 10580	Common Shares	4,321,781	8.5%	7.5%	3.7%
Wallace R. Weitz & Company(5) 1125 South 103rd Street, Suite 600 Omaha, Nebraska 68124-6008	Common Shares	2,617,900	5.1%	4.6%	2.3%
Bennet Miller Lafayette, Indiana 47905(6)	Preferred Shares	30,000	77.6%	N/A	*

*
Less than 1%

(1)
Represents voting power in matters other than election of directors.

(2)
Based on a Schedule 13D/A filed with the SEC dated February 18, 2005, Southeastern Asset Management, Inc. ("SEAM") reports that it has sole power to vote or direct the vote of 5,941,957 Common Shares and shared power to vote 3,598,500 Common Shares. SEAM reports that it has sole power to dispose or to direct the disposition of 8,014,957 Common Shares and shared power to dispose or direct the disposition of 3,598,500 Common Shares, and no power of disposition with respect to 9,000 Common Shares.

For certain further information regarding SEAM, see Proposal 1—Special Common Share Proposal—Background and Reasons for the Special Common Share Proposal and Related Transactions—Consideration of Potential Adverse Aspects—Complexity; Corporate Governance.

(3)
Based on a Schedule 13G (Amendment No. 1) filed with the SEC on February 14, 2005. In such Schedule 13G, Capital Research and Management Company reports no sole or shared voting power and reports sole power to dispose or to direct the disposition of 5,841,400 Common Shares.

(4)
Based upon a Schedule 13D (Amendment No. 11) filed with the SEC. Includes Common Shares held by the following affiliates: GAMCO Investors, Inc.—2,705,502 Common Shares; Gabelli Funds, LLC—1,608,779 Common Shares; Gabelli Group Capital Partners, Inc.—4,000 Common Shares; Mario J. Gabelli—2,500 Common Shares; and Gabelli Securities, Inc.—1,000 Common Shares. In such Schedule 13D, such group reports sole or shared investment authority over 4,321,781 Common Shares and has reported sole voting power with respect to 4,117,781 Common Shares.

(5)
Based on the most recent Schedule 13G (Amendment No. 3) filed with the SEC, Wallace R. Weitz & Company reports that it has sole or shared power to vote or direct the vote of 2,602,500 Common Shares and sole or shared power to dispose or to direct the disposition of 2,617,900 Common Shares.

(6)
Represents Series TT Preferred Shares.

SOLICITATION OF PROXIES

        Your proxy is solicited by the TDS Board and its agents and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on its behalf, may also solicit proxies by telephone, email, facsimile or personal interview. TDS has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $7,500 plus out-of-pocket expenses. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

        Citigroup will not assist in the solicitation of proxies and no part of the fees to be paid to Citigroup relates to the solicitation of proxies.

EXPENSES

        The costs of adopting and implementing the Special Common Share Proposal are estimated to be approximately $4 million and such costs have been or will be charged against TDS's pre-tax earnings. The costs include the fees and expenses of Citigroup, MacKenzie Partners, Inc., legal fees, American Stock Exchange listing fees, transfer agent fees, printing costs, stock certificate engraving, mailing costs, and taxes. The foregoing does not include any costs that may be incurred in the event of a Possible U.S. Cellular Transaction, if it occurs.

WHERE YOU CAN FIND MORE INFORMATION

        TDS files reports, proxy statements and other information with the SEC. You may inspect and copy such reports, proxy statements and other information at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. Such materials also may be accessed electronically by means of the SEC's web site at http://www.sec.gov.

        The SEC allows TDS to "incorporate by reference" information into this proxy statement, which means that TDS can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference the documents set forth below that have been previously filed with the SEC. These documents contain important information about TDS's businesses and finances.

  1.
  TDS's Annual Report on Form 10-K for the year ended December 31, 2004;

  2.
  TDS's Current Reports on Form 8-K dated February 7, 2005, February 18, 2005, February 25, 2005 and March 4, 2005; and

  3.
  TDS's Proxy Statement for its most recent Annual Meeting of Shareholders.

        This proxy statement also incorporates by reference additional documents that may be filed by TDS with the SEC between the date of this proxy statement and the date of the Special Meeting.

        You may obtain copies of such documents which are incorporated by reference in this proxy statement (other than exhibits thereto which are not specifically incorporated by reference herein), without charge, upon written or oral request to Investor Relations, Telephone and Data Systems, Inc., 30 N. LaSalle Street, Chicago, IL 60602, (312) 630-1900. In order to ensure delivery of documents prior to the Special Meeting, any request therefore should be made not later than April 4, 2005.

        You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as of any date other that the date of this proxy statement, and neither the mailing of this proxy statement to shareholders nor the issuance of any securities hereunder shall create any implication to the contrary.

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR CAUTIONARY STATEMENT

        This proxy statement contains "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections. Statements that are not historical facts, including statements about TDS's beliefs and expectations and statements qualified by the words "believes", "anticipates," "intends," "expects," and similar words, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be significantly different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include the following:

  •
  Increases in the level of competition in the markets in which TDS operates, or wireless for wireline substitution, could adversely affect TDS's revenues or increase its costs to compete.

  •
  Consolidation in the wireless industry may create stronger competitors both operationally and financially which could adversely affect TDS's revenues and increase its costs to compete.

  •
  Advances or changes in telecommunications technology, such as Voice Over Internet Protocol, could render certain technologies used by TDS obsolete, could reduce TDS's revenues or could increase TDS's cost of doing business.

  •
  Changes in the telecommunications regulatory environment, or a failure to timely or fully comply with any regulatory requirements, such as wireless number portability, local number portability and E-911 services, could adversely affect TDS's financial condition, results of operations or ability to do business.

  •
  Changes in the telecommunications regulatory environment, including the effects of potential changes in the rules governing universal service funding and potential changes in the amounts or methods of intercarrier compensation, could have a material adverse effect on TDS's financial condition, results of operations and cash flows.

  •
  Changes in TDS's enterprise value, changes in the supply or demand of the market for wireless licenses or telephone companies, adverse developments in the TDS businesses or the industries in which TDS is involved and/or other factors could require TDS to recognize impairments in the carrying value of TDS's license costs, goodwill and/or physical assets.

  •
  Early redemptions of debt or repurchases of debt, changes in prepaid forward contracts, operating leases, purchase obligations or other factors or developments could cause the amounts reported under Contractual Obligations in TDS's latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q to be different from the amounts presented.

  •
  Changes in accounting standards or TDS's accounting policies, estimates and/or in the assumptions underlying the accounting estimates, including those described under Application of Critical Accounting Policies and Estimates in TDS's latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q, could have a material effect on TDS's financial condition and results of operations.

  •
  Settlements, judgments, restraints on its current or future manner of doing business and/or legal costs resulting from pending and future litigation could have an adverse effect on TDS's financial condition, results of operations or ability to do business.

  •
  Costs, integration problems or other factors associated with acquisitions / divestitures of properties and/or licenses could have an adverse effect on TDS's financial condition or results of operations.

  •
  Changes in prices, the number of customers, average revenue per unit, penetration rates, churn rates, selling expenses, net customer retention costs associated with wireless number portability and local number portability, roaming rates, access minutes of use, the mix of products and services offered or other business factors could have an adverse effect on TDS's business operations.

  •
  Changes in roaming partners' rates for voice services and the lack of standards and roaming agreements for wireless data products could place TDS's wireless data services offerings at a disadvantage to those offered by other wireless carriers with more nationwide service territories and could have an adverse effect on TDS's operations.

  •
  Changes in competitive factors with national and global wireless carriers could result in product and cost disadvantages and could have an adverse effect on TDS's operations.

  •
  Changes in guidance or interpretations of accounting requirements, changes in industry practice or changes in management assumptions could require amendments to or restatements of disclosures or financial information included in this or prior filings with the SEC.

  •
  Uncertainty of access to capital for telecommunications companies, deterioration in the capital markets, other changes in market conditions, changes in TDS's credit ratings or other factors could limit or restrict the availability of financing on terms and prices acceptable to TDS, which could require TDS to reduce its construction, development and acquisition programs and have an adverse effect on TDS's businesses.

  •
  Changes in income tax rates, tax laws, regulations or rulings, or federal and state tax assessments could have an adverse effect on TDS's financial condition and results of operations.

  •
  War, conflicts, hostilities and/or terrorist attacks could have an adverse effect on TDS's businesses.

  •
  Changes in general economic and business conditions, both nationally and in the markets in which TDS operates, could have an adverse effect on TDS's businesses.

  •
  Changes in facts or circumstances, including new or additional information that affects the calculation of accrued liabilities for contingent obligations under guarantees, indemnities or otherwise, could require TDS to record charges in excess of amounts accrued on the financial statements, if any, which could have an adverse effect on TDS's financial condition and results of operations.

  •
  A material weakness in the effectiveness of internal control over financial reporting and/or in disclosure controls and procedures could result in inaccurate financial statements or other disclosures or permit fraud, which could have an adverse effect on TDS's business, results of operations and financial condition.

  •
  The possible development of adverse precedent in litigation or conclusions in professional studies to the effect that radio frequency emissions from handsets, wireless data devices and/or cell sites cause harmful health consequences, including cancer or tumors, or may interfere with various electronic medical devices such as pacemakers, could have a material adverse effect on TDS's wireless business operations, TDS's financial condition and results of operations.

  •
  Any of the foregoing events or other events could cause revenues, customer additions, operating income, capital expenditures and or any other financial or statistical information to vary from TDS's forward estimates included in this report by a material amount.

  •
  The foregoing or other events could also cause any of the expected or possible transactions described or incorporated by reference in this proxy statement to be significantly different from any future events or developments expressed or implied by such forward-looking statements.

TDS undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise. Readers should evaluate any statements in light of these important factors.

OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than that set forth above, but if other matters properly are brought before the Special Meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors

Kevin C. Gallagher Secretary

00000 000000000 0 0000
000000000.000 ext. 000000000.000 ext.
MR A SAMPLE	000000000.000 ext.
DESIGNATION (IF ANY)	000000000.000 ext.
ADD 1	000000000.000 ext.
ADD 2	000000000.000 ext.
ADD 3	000000000.000 ext.
ADD 4
ADD 5	Holder Account Number
ADD 6
C 1234567890 J N T
[Barcode]	[Graphics]
☐	Mark this box with an X if you have made changes to your name and address details above.

Special Meeting Proxy Card—Common

A	Proposals 1, 2, 3 and 4	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
1.	Amendment to Restated Certificate of Incorporation	☐	☐	☐
2.	Amendments to 2004 Long-Term Incentive Plan	☐	☐	☐
3.	Amendments to 2003 Employee Stock Purchase Plan	☐	☐	☐
4.	Non-Employee Director Compensation Plan	☐	☐	☐
5.	In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.
B	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Please note that if this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant's account for the TDS Tax-Deferred Savings Plan ("401(k) Plan") will be voted as directed by the Investment Management Committee for the TDS 401(k) Plan, which shall act in the best interest of the Plan participants.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)

1UPX HHH PPPP 0018002

Proxy—Telephone and Data Systems, Inc.

Proxy for Common Shares Solicited on Behalf of the Board of Directors for the
Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held on April 11, 2005

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Monday, April 11, 2005, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet Voting Instructions
You can vote by Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

  [Graphics]        To vote using the Internet

  •
  Go to the following web site:
   WWW.COMPUTERSHARE.COM/US/PROXY

  •
  Enter the information requested on your computer screen and follow the simple instructions.

HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345
If you vote by the Internet, please DO NOT mail back this proxy card.
Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on April 11, 2005.
THANK YOU FOR VOTING

00000 000000000 0 0000
000000000.000 ext. 000000000.000 ext.
MR A SAMPLE	000000000.000 ext.
DESIGNATION (IF ANY)	000000000.000 ext.
ADD 1	000000000.000 ext.
ADD 2	000000000.000 ext.
ADD 3	000000000.000 ext.
ADD 4
ADD 5	Holder Account Number
ADD 6
C 1234567890 J N T
[Barcode]	[Graphics]
☐	Mark this box with an X if you have made changes to your name and address details above.

Special Meeting Proxy Card—Series A Common

A	Proposals 1, 2, 3 and 4	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
1.	Amendment to Restated Certificate of Incorporation	☐	☐	☐
2.	Amendments to 2004 Long-Term Incentive Plan	☐	☐	☐
3.	Amendments to 2003 Employee Stock Purchase Plan	☐	☐	☐
4.	Non-Employee Director Compensation Plan	☐	☐	☐
5.	In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.
B	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)

1UPX HHH PPPP 0018002

Proxy—Telephone and Data Systems, Inc.

Proxy for Series A Common Shares Solicited on Behalf of the Board of Directors for the
Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held on April 11, 2005

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the

Shareholders of Telephone and Data Systems, Inc., to be held on Monday, April 11, 2005, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet Voting Instructions
You can vote by Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

  [Graphics]        To vote using the Internet

  •
  Go to the following web site:
   WWW.COMPUTERSHARE.COM/US/PROXY

  •
  Enter the information requested on your computer screen and follow the simple instructions.

HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345
If you vote by the Internet, please DO NOT mail back this proxy card.
Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on April 11, 2005.
THANK YOU FOR VOTING

00000 000000000 0 0000
000000000.000 ext. 000000000.000 ext.
MR A SAMPLE	000000000.000 ext.
DESIGNATION (IF ANY)	000000000.000 ext.
ADD 1	000000000.000 ext.
ADD 2	000000000.000 ext.
ADD 3	000000000.000 ext.
ADD 4
ADD 5	Holder Account Number
ADD 6
C 1234567890 J N T
[Barcode]	[Graphics]
☐	Mark this box with an X if you have made changes to your name and address details above.

Special Meeting Proxy Card—Preferred

A	Proposals 1, 2, 3 and 4	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
1.	Amendment to Restated Certificate of Incorporation	☐	☐	☐
2.	Amendments to 2004 Long-Term Incentive Plan	☐	☐	☐
3.	Amendments to 2003 Employee Stock Purchase Plan	☐	☐	☐
4.	Non-Employee Director Compensation Plan	☐	☐	☐
5.	In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.
B	Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)

1UPX HHH PPPP 0018002

Proxy—Telephone and Data Systems, Inc.

Proxy for Preferred Shares Solicited on Behalf of the Board of Directors for the
Special Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held on April 11, 2005

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the Special Meeting of the Shareholders of

Telephone and Data Systems, Inc., to be held on Monday, April 11, 2005, or at any adjournment thereof, as set forth in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

Whether or not you are able to attend the Special Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet Voting Instructions
You can vote by Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

  [Graphics]        To vote using the Internet

  •
  Go to the following web site:
   WWW.COMPUTERSHARE.COM/US/PROXY

  •
  Enter the information requested on your computer screen and follow the simple instructions.

HOLDER ACCOUNT NUMBER C0123456789	PROXY ACCESS NUMBER 12345
If you vote by the Internet, please DO NOT mail back this proxy card.
Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on April 11, 2005.
THANK YOU FOR VOTING

QuickLinks

QUESTIONS AND ANSWERS
COMPARISON OF THE CURRENT EQUITY CAPITALIZATION WITH THE PROPOSED CAPITALIZATION INCLUDING SPECIAL COMMON SHARES
DIVIDENDS AND PRICE RANGES OF COMMON SHARES
DIVIDEND POLICY
PROPOSAL 1—SPECIAL COMMON SHARE PROPOSAL
PROPOSAL 2—2004 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED
PROPOSAL 3—2003 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED
PROPOSAL 4—COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SOLICITATION OF PROXIES
EXPENSES
WHERE YOU CAN FIND MORE INFORMATION
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR CAUTIONARY STATEMENT
OTHER BUSINESS